UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Diversified Income Fund

January 31, 2012

		Principal	Value
		Amount[o]	(U.S $)
Agency Asset-Backed Securities– 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	855,829	$910,137
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31		2,710	2,822
•Series 2002-W11 AV1 5.478% 11/25/32		14,397	13,297
Total Agency Asset-Backed Securities (cost $835,183)			926,256

Agency Collateralized Mortgage Obligations– 1.86%
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39		23,280	25,735
Series 2001-T8 A2 9.50% 7/25/41		80,039	92,334
Series 2002-T4 A3 7.50% 12/25/41		251,568	292,215
Series 2002-T19 A1 6.50% 7/25/42		160,036	183,309
Series 2004-T1 1A2 6.50% 1/25/44		78,441	88,357
Fannie Mae Interest Strip Series 265 2 9.00% 3/1/24		11,551	13,295
Fannie Mae REMICs
Series 1990-92 C 7.00% 8/25/20		1,346	1,493
Series 1996-46 ZA 7.50% 11/25/26		235,082	266,463
Series 2001-50 BA 7.00% 10/25/41		123,297	143,637
Series 2002-83 GH 5.00% 12/25/17		459,163	491,066
Series 2002-90 A2 6.50% 11/25/42		308,218	356,089
Series 2003-26 AT 5.00% 11/25/32		15,690,504	16,692,737
Series 2003-38 MP 5.50% 5/25/23		5,885,917	6,439,160
Series 2003-106 WE 4.50% 11/25/22		11,400,000	11,976,338
Series 2003-122 AJ 4.50% 2/25/28		254,491	260,125
Series 2005-110 MB 5.50% 9/25/35		2,602,227	2,919,690
Series 2009-94 AC 5.00% 11/25/39		5,995,610	6,897,743
Series 2010-41 PN 4.50% 4/25/40		7,623,413	8,336,909
Series 2010-75 NA 4.00% 9/25/28		1,600,699	1,656,667
Series 2010-96 DC 4.00% 9/25/25		14,575,000	15,708,169
•Series G-9 FA 1.181% 4/25/21		29	29
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.096% 2/25/42		23,152	27,264
•Series 2002-W6 2A 7.13% 6/25/42		45,183	52,710
•Series 2003-W1 2A 7.10% 12/25/42		22,696	26,695
Series 2003-W10 1A4 4.505% 6/25/43		37,871	40,895
Series 2003-W15 2A7 5.55% 8/25/43		18,301	20,091
Series 2004-W9 2A1 6.50% 2/25/44		346,435	396,781
Series 2004-W11 1A2 6.50% 5/25/44		498,559	553,263
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24		341,717	386,523
Series 2326 ZQ 6.50% 6/15/31		930,391	1,059,403
Series 2557 WE 5.00% 1/15/18		4,181,000	4,523,087
Series 2598 QD 5.50% 4/15/32		791,202	824,391
Series 2621 QH 5.00% 5/15/33		35,000	37,658
Series 2622 PE 4.50% 5/15/18		7,823,617	8,291,591
Series 2624 QH 5.00% 6/15/33		40,000	45,674
Series 2662 MA 4.50% 10/15/31		79,806	80,150
Series 2687 PG 5.50% 3/15/32		1,429,014	1,563,654
Series 2694 QG 4.50% 1/15/29		950,243	957,667
Series 2717 MH 4.50% 12/15/18		125,000	133,617
Series 2762 LG 5.00% 9/15/32		9,050,000	9,528,730
Series 2809 DC 4.50% 6/15/19		3,104,863	3,290,767
Series 2872 GC 5.00% 11/15/29		1,500,080	1,507,522
Series 2890 PC 5.00% 7/15/30		1,403,425	1,418,323
Series 3022 MB 5.00% 12/15/28		429,540	431,071
Series 3123 HT 5.00% 3/15/26		50,000	56,187
Series 3128 BC 5.00% 10/15/27		178,401	178,333
Series 3131 MC 5.50% 4/15/33		2,075,000	2,212,271
Series 3150 EQ 5.00% 5/15/26		45,000	51,002
Series 3171 MG 6.00% 8/15/34		4,000,000	4,260,939
Series 3173 PE 6.00% 4/15/35		1,135,000	1,234,196
Series 3337 PB 5.50% 7/15/30		697,601	698,341
Series 3416 GK 4.00% 7/15/22		262,737	271,736
Series 3656 PM 5.00% 4/15/40		11,118,918	12,822,593

•Freddie Mac Strip Series 19 F 1.081% 6/1/28	8,829	8,977
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42	127,366	155,033
Series T-54 2A 6.50% 2/25/43	34,885	38,537
Series T-58 2A 6.50% 9/25/43	780,901	908,960
•Series T-60 1A4C 5.199% 3/25/44	11,658	11,883
GNMA Series 2010-113 KE 4.50% 9/20/40	20,392,264	22,902,620
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	6,420,000	6,835,678
•Vendee Mortgage Trust Series 2000-1 1A 6.809% 1/15/30	8,848	10,626
Total Agency Collateralized Mortgage Obligations (cost $152,723,405)		160,696,999

Agency Mortgage-Backed Securities– 9.45%
Fannie Mae
4.00% 9/1/13	1,578	1,638
5.50% 1/1/13	132,920	135,397
6.50% 8/1/17	173,044	189,576
7.00% 11/15/16	91,353	94,693
•Fannie Mae ARM
2.069% 7/1/33	89,811	93,749
2.075% 11/1/24	3,461	3,582
2.132% 1/1/36	150,101	156,865
2.277% 10/1/33	120,718	126,715
2.327% 12/1/33	6,229	6,544
2.338% 8/1/34	10,457	11,054
2.487% 11/1/35	186,471	197,668
2.522% 6/1/34	166,521	175,468
2.527% 6/1/34	2,510	2,660
2.544% 4/1/36	648,470	687,583
2.555% 4/1/36	396,206	422,248
2.578% 11/1/32	620	654
4.807% 3/1/38	23,162	24,676
4.986% 11/1/33	617,236	659,420
5.023% 9/1/38	704,721	754,126
5.049% 8/1/35	207,948	222,122
5.056% 5/1/36	656,006	705,474
5.139% 11/1/35	1,307,386	1,388,068
5.533% 6/1/37	12,874	13,734
5.617% 4/1/37	1,739,047	1,848,005
5.938% 8/1/37	1,435,576	1,554,024
6.011% 6/1/36	219,519	235,255
6.026% 7/1/36	141,051	151,479
6.264% 4/1/36	2,016	2,172
6.267% 7/1/36	6,251	6,730
6.305% 8/1/36	96,854	104,299
Fannie Mae Relocation 15 yr 4.00% 9/1/20	680,668	708,000
Fannie Mae Relocation 30 yr
4.00% 3/1/35	13,635	14,256
5.00% 9/1/33	225,705	241,641
5.00% 11/1/33	278,361	298,015
5.00% 1/1/34	101,418	108,578
5.00% 8/1/34	73,412	78,596
5.00% 11/1/34	251,737	269,511
5.00% 4/1/35	514,879	551,232
5.00% 10/1/35	373,430	399,796
5.00% 1/1/36	657,889	704,340

Fannie Mae S.F. 15 yr
3.00% 11/1/26	4,960,533	5,179,668
4.00% 5/1/19	4,722	5,047
4.00% 7/1/25	15,990,701	16,958,674
4.00% 11/1/25	25,153,969	26,951,748
5.00% 9/1/20	8,444	9,185
5.00% 5/1/21	945,125	1,022,614
5.50% 4/1/23	218,926	238,231
5.50% 6/1/23	168,075	182,896
6.00% 9/1/21	5,713,911	6,155,323
6.00% 8/1/22	90,528	97,521
Fannie Mae S.F. 15 yr TBA
3.00% 2/1/27	33,634,000	35,058,191
3.50% 2/1/27	24,675,000	25,962,727
3.50% 3/1/27	5,882,000	6,177,938
Fannie Mae S.F. 20 yr
5.00% 8/1/28	2,750,891	2,974,348
5.50% 8/1/28	6,574,893	7,157,259
Fannie Mae S.F. 30 yr
4.00% 1/1/42	5,362,665	5,676,465
4.50% 3/1/39	2,818,014	3,014,174
5.00% 6/1/35	12,554	13,569
5.00% 7/1/35	18,707	20,221
5.00% 9/1/35	1,510,431	1,632,652
5.00% 12/1/36	10,429,889	11,273,855
5.00% 12/1/37	1,290,877	1,395,131
5.00% 2/1/38	1,026,202	1,109,080
6.00% 10/1/33	2,136	2,381
6.00% 6/1/35	13,531	14,964
6.00% 7/1/38	27,765,421	30,559,047
6.50% 2/1/36	3,646,126	4,132,098
6.50% 3/1/36	2,845,021	3,224,219
6.50% 9/1/37	2,439,438	2,744,249
7.00% 8/1/32	102,103	119,333
7.00% 9/1/32	77,094	90,103
7.00% 2/1/36	25,481	29,402
7.00% 4/1/37	27,401	31,618
7.00% 12/1/37	37,915	43,228
7.50% 1/1/31	2,326	2,790
7.50% 3/1/32	31,907	38,304
7.50% 4/1/32	35,563	42,803
7.50% 6/1/34	20,981	25,252
7.50% 10/1/34	30,262	36,298
Fannie Mae S.F. 30 yr TBA
3.50% 2/1/42	123,600,000	128,408,806
3.50% 3/1/42	59,310,000	61,450,717
4.00% 3/1/42	29,650,000	31,262,219
4.00% 4/1/42	42,725,000	44,928,008
5.50% 2/1/42	75,570,000	82,205,991
5.50% 4/1/42	33,080,000	35,855,620
6.00% 2/1/42	144,925,000	159,287,298
6.00% 4/1/42	29,890,000	32,730,719
Freddie Mac 7.00% 2/25/14	1,140	1,164
•Freddie Mac ARM
2.438% 12/1/33	426,800	447,852
2.458% 4/1/33	3,075	3,101
2.495% 7/1/36	672,332	713,376
2.501% 5/1/35	301,632	319,539
2.547% 4/1/34	34,986	37,102
2.558% 3/1/36	116,492	124,124
3.091% 2/1/37	1,051,124	1,118,477
5.275% 8/1/37	15,196	16,193
5.814% 10/1/36	178,079	190,212
5.974% 10/1/37	554,869	599,662
6.206% 10/1/37	16,093	17,386

Freddie Mac Relocation 15 yr 3.50% 10/1/18	96,935	99,582
Freddie Mac Relocation 30 yr
5.00% 9/1/33	691,684	739,548
6.50% 10/1/30	758	850
Freddie Mac S.F. 15 yr
4.00% 2/1/14	19,320	20,006
4.50% 5/1/20	2,137,613	2,287,752
5.00% 6/1/18	819,722	877,065
5.00% 4/1/20	1,053,746	1,137,013
5.50% 7/1/14	1,407	1,456
Freddie Mac S.F. 30 yr
4.50% 10/1/35	1,854,880	1,977,675
5.00% 7/1/38	4,973,268	5,357,045
6.00% 2/1/36	6,345,763	6,987,156
6.50% 10/1/32	3,031	3,446
6.50% 8/1/38	939,482	1,051,468
7.00% 11/1/33	354,843	410,987
GNMA I S.F. 30 yr
7.00% 5/15/28	178,998	209,651
7.00% 12/15/34	3,728,135	4,298,050
7.50% 10/15/30	1,632	1,958
7.50% 2/15/32	599	703
9.50% 9/15/17	4,558	5,253
10.00% 7/15/17	3,213	3,228
Total Agency Mortgage-Backed Securities (cost $808,727,144)		817,939,707

Commercial Mortgage-Backed Securities– 4.82%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	8,015,000	8,515,449
BAML Commercial Mortgage Securities
Series 2004-2 A3 4.05% 11/10/38	808,192	819,480
•Series 2004-3 A5 5.544% 6/10/39	8,390,473	9,081,663
Series 2004-5 A3 4.561% 11/10/41	384	384
•Series 2005-1 A5 5.171% 11/10/42	14,810,000	16,295,191
•Series 2005-6 A4 5.193% 9/10/47	10,190,000	11,415,979
•Series 2006-2 A4 5.732% 5/10/45	7,622,000	8,672,167
Series 2006-4 A4 5.634% 7/10/46	15,875,000	17,834,848
•Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40	7,786,000	8,711,133
Series 2005-T20 A4A 5.145% 10/12/42	3,000,000	3,349,380
Series 2006-PW12 A4 5.719% 9/11/38	7,235,000	8,238,451
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	2,815,000	2,973,780
•Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 A4 5.399% 7/15/44	6,250,000	6,958,531
wCommercial Mortgage Pass Through Certificates
•Series 2005-C6 A5A 5.116% 6/10/44	9,515,000	10,534,323
Series 2006-C7 A2 5.69% 6/10/46	126,606	126,555
#Series 2010-C1 A1 144A 3.156% 7/10/46	9,140,653	9,470,913
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.594% 2/15/39	510,941	539,935
#DBUBS Mortgage Trust 144A
Series 2011-LC1A A3 5.002% 11/10/46	10,040,000	11,502,718
•Series 2011-LC1A C 5.557% 11/10/46	13,470,000	13,440,541
•GE Capital Commercial Mortgage Series 2005-C4 A4 5.306% 11/10/45	108,000	121,175
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A5 5.279% 8/10/38	2,310,000	2,448,727
•Series 2004-GG2 A6 5.396% 8/10/38	10,047,000	10,855,673
Series 2005-GG4 A4 4.761% 7/10/39	13,580,350	14,431,213
Series 2005-GG4 A4A 4.751% 7/10/39	30,459,000	32,970,527
•Series 2006-GG6 A4 5.553% 4/10/38	10,115,000	11,204,911
#Series 2010-C1 A2 144A 4.592% 8/10/43	13,975,000	15,574,075
•#Series 2010-C1 C 144A 5.635% 8/10/43	14,452,000	13,299,280

•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	28,220,000	30,705,984
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-CB11 A4 5.335% 8/12/37	2,280,000	2,513,923
Series 2005-LDP3 A4A 4.936% 8/15/42	8,280,000	9,118,317
Series 2005-LDP4 A4 4.918% 10/15/42	13,948,000	15,287,775
Series 2005-LDP5 A4 5.373% 12/15/44	10,685,000	11,964,945
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	9,885,000	10,402,055
•Series 2004-C4 A4 5.496% 6/15/29	2,925,000	3,148,464
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34	30,000	24,421
Series 2005-CIP1 A2 4.96% 7/12/38	173,267	175,449
•Series 2005-CKI1 A6 5.22% 11/12/37	2,050,000	2,292,353
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	4,695,000	5,153,171
•Series 2007-T27 A4 5.638% 6/11/42	29,472,500	34,190,223
•#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.741% 2/15/33	185,000	181,944
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	8,545,000	9,652,834
#Timberstar Trust 144A
Series 2006-1A A 5.668% 10/15/36	14,335,000	16,154,742
Series 2006-1A C 5.884% 10/15/36	1,500,000	1,545,531
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44	13,720,000	14,985,149
Total Commercial Mortgage-Backed Securities (cost $385,741,584)		416,884,282

Convertible Bonds– 1.70%
AAR 1.75% exercise price $29.27, expiration date 1/1/26	3,482,000	3,525,525
Advanced Micro Devices
5.75% exercise price $20.13, expiration date 8/15/12	2,831,000	2,866,388
6.00% exercise price $28.08, expiration date 4/30/15	4,465,000	4,559,881
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	3,532,000	2,454,740
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	5,280,000	4,851,000
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	5,684,000	5,435,325
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	2,269,000	2,359,760
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	5,128,000	3,698,570
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	2,166,000	2,014,380
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	2,646,000	1,676,903
#Corporate Office Properties 144A 4.25% exercise price $48.00, expiration date 4/12/30	1,846,000	1,797,543
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	1,634,000	1,370,518
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	2,725,000	4,370,219
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	3,099,000	3,099,000
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14	3,400,000	4,148,000
ϕGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	2,270,000	2,479,975
Health Care REIT 3.00% exercise price $51.08, expiration date 11/30/29	3,597,000	4,262,445
ϕHologic 2.00% exercise price $38.59, expiration date 12/15/37	8,969,000	8,800,830
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	1,404,000	1,349,595
Intel 2.95% exercise price $29.96, expiration date 12/15/35	4,060,000	4,582,725
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	1,775,000	1,258,031
Jefferies Group 3.875% exercise price $37.94, expiration date 11/1/29	3,924,000	3,350,115
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35	3,818,000	3,722,550
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	5,140,000	4,703,100
#Lexington Realty Trust 144A 6.00% exercise price $7.01, expiration date 1/11/30	4,405,000	5,732,006
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	7,575,000	8,105,249
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	5,995,000	5,590,338
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	3,251,000	3,446,060
Mirant (Escrow) 2.50% exercise price $67.95, expiration date 6/15/21	695,000	0

Mylan 3.75% exercise price $13.32, expiration date 9/10/15		1,818,000	3,106,508
National Retail Properties 5.125% exercise price $25.37, expiration date 6/15/28		1,948,000	2,257,245
NuVasive
2.25% exercise price $44.74, expiration date 3/15/13		1,585,000	1,565,188
2.75% exercise price $42.13, expiration date 6/30/17		2,440,000	2,058,750
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		6,520,000	6,422,199
Pantry 3.00% exercise price $50.09, expiration date 11/15/12		5,105,000	5,079,475
Peabody Energy 4.75% exercise price $58.19, expiration date 12/15/41		636,000	654,285
PHH
4.00% exercise price $20.50, expiration date 4/15/12		1,880,000	1,889,400
4.00% exercise price $25.80, expiration date 9/1/14		1,806,000	1,638,945
Rovi 2.625% exercise price $47.36, expiration date 2/10/40		3,031,000	3,258,325
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17		3,431,000	3,979,960
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14		1,692,000	2,719,890
Transocean 1.50% exercise price $164.09, expiration date 12/15/37		2,374,000	2,344,325
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37		3,622,000	4,504,863
Total Convertible Bonds (cost $141,555,772)			147,090,129

Corporate Bonds– 46.89%
Automotive – 1.00%
#Allison Transmission 144A 11.00% 11/1/15		5,945,000	6,309,131
American Axle & Manufacturing 7.875% 3/1/17		6,837,000	7,059,203
ArvinMeritor 8.125% 9/15/15		8,498,000	8,232,438
#Chrysler Group 144A 8.25% 6/15/21		5,635,000	5,409,600
Ford Motor 7.45% 7/16/31		12,734,000	15,758,324
Ford Motor Credit
5.00% 5/15/18		12,500,000	12,965,313
7.50% 8/1/12		701,000	720,690
12.00% 5/15/15		10,732,000	13,468,660
Johnson Controls 3.75% 12/1/21		10,420,000	10,846,678
Tomkins 9.00% 10/1/18		5,109,000	5,683,763
			86,453,800
Banking – 5.01%
Abbey National Treasury Services 4.00% 4/27/16		9,305,000	9,037,574
AgriBank 9.125% 7/15/19		12,423,000	16,228,438
Bank of America 5.70% 1/24/22		9,820,000	10,191,255
BB&T 5.25% 11/1/19		20,134,000	22,362,189
BB&T Capital Trust II 6.75% 6/7/36		13,235,000	13,900,059
•BB&T Capital Trust IV 6.82% 6/12/57		2,300,000	2,331,625
•Branch Banking & Trust 0.862% 9/13/16		5,500,000	5,103,478
Capital One Capital V 10.25% 8/15/39		7,422,000	7,811,655
*City National 5.25% 9/15/20		13,865,000	13,931,899
@#CoBank 144A 7.875% 4/16/18		10,520,000	12,651,710
Export-Import Bank of Korea 5.00% 4/11/22		21,645,000	22,356,297
Fifth Third Bancorp 3.625% 1/25/16		11,910,000	12,425,310
•Fifth Third Capital Trust IV 6.50% 4/15/37		20,307,000	20,256,233
Goldman Sachs Group 5.75% 1/24/22		7,925,000	8,230,144
•#HBOS Capital Funding 144A 6.071% 6/29/49		5,595,000	4,084,350
#HSBC Bank 144A 4.75% 1/19/21		8,340,000	8,852,868
HSBC Holdings 4.875% 1/14/22		3,270,000	3,522,173
JPMorgan Chase
4.50% 1/24/22		10,480,000	10,821,114
•4.642% 6/21/12	AUD	14,500,000	15,346,632
6.00% 10/1/17	USD	11,420,000	12,696,847
JPMorgan Chase Capital XXV 6.80% 10/1/37		18,628,000	18,979,399
KeyBank 6.95% 2/1/28		19,095,000	21,718,901
KeyCorp 5.10% 3/24/21		8,965,000	9,764,293
Korea Development Bank 8.00% 1/23/14		13,825,000	15,252,155
•National City Bank 0.904% 6/7/17		10,600,000	9,576,676
PNC Bank 6.875% 4/1/18		18,049,000	21,172,686
PNC Funding 5.25% 11/15/15		1,335,000	1,453,436
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49		13,400,000	10,117,000

SunTrust Bank
•0.796% 8/24/15	6,285,000	5,740,304
3.50% 1/20/17	5,890,000	6,042,357
SVB Financial Group 5.375% 9/15/20	5,500,000	5,670,214
U.S. Bank
4.95% 10/30/14	5,005,000	5,501,921
6.30% 2/4/14	2,361,000	2,596,399
•USB Capital IX 3.50% 10/29/49	36,267,000	27,180,302
•Wachovia 0.937% 10/15/16	7,950,000	7,094,731
Wachovia Bank 5.60% 3/15/16	17,070,000	18,633,629
Wells Fargo Bank 4.75% 2/9/15	10,855,000	11,601,846
Zions Bancorporation 7.75% 9/23/14	3,305,000	3,557,241
		433,795,340
Basic Industry – 5.32%
*AK Steel 7.625% 5/15/20	5,558,000	5,516,315
Alcoa
5.40% 4/15/21	11,670,000	12,274,506
6.75% 7/15/18	16,599,000	19,185,406
#Algoma Acquisition 144A 9.875% 6/15/15	5,482,000	4,741,930
ArcelorMittal 9.85% 6/1/19	19,390,000	22,891,679
Barrick North America Finance 4.40% 5/30/21	28,234,000	31,139,899
Celanese U.S. Holdings 6.625% 10/15/18	2,276,000	2,469,460
•#Cemex 144A 5.579% 9/30/15	14,829,000	12,382,215
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	4,298,000	3,653,300
#Cemex Finance 144A 9.50% 12/14/16	3,035,000	2,769,438
Century Aluminum 8.00% 5/15/14	5,067,000	5,181,008
CF Industries 7.125% 5/1/20	6,726,000	8,071,200
#CODELCO 144A 3.75% 11/4/20	5,437,000	5,684,786
Compass Minerals International 8.00% 6/1/19	3,575,000	3,932,500
Dow Chemical
4.125% 11/15/21	12,185,000	12,849,253
8.55% 5/15/19	35,451,000	47,061,095
Ecolab
3.00% 12/8/16	21,720,000	22,990,729
5.50% 12/8/41	3,910,000	4,523,557
#FMG Resources August 2006 144A 7.00% 11/1/15	5,046,000	5,235,225
Georgia-Pacific
#144A 5.40% 11/1/20	3,236,000	3,664,531
8.00% 1/15/24	24,421,000	31,779,779
#144A 8.25% 5/1/16	1,890,000	2,095,628
Headwaters 7.625% 4/1/19	6,763,000	6,323,405
Hexion U.S. Finance 8.875% 2/1/18	8,589,000	8,610,473
International Paper
4.75% 2/15/22	15,515,000	16,804,203
9.375% 5/15/19	12,377,000	16,368,991
#International Wire Group Holdings 144A 9.75% 4/15/15	82,000	83,760
#Kinross Gold 144A 5.125% 9/1/21	10,195,000	10,306,829
Lyondell Chemical
8.00% 11/1/17	1,008,000	1,128,960
11.00% 5/1/18	6,000	6,600
#MacDermid 144A 9.50% 4/15/17	4,088,000	4,190,200
Mohawk Industries 6.875% 1/15/16	2,349,000	2,566,283
*Momentive Performance Materials 11.50% 12/1/16	6,491,000	5,484,895
#Murray Energy 144A 10.25% 10/15/15	4,660,000	4,729,900
#Newcrest Finance 144A 4.45% 11/15/21	5,845,000	5,923,878
Norcraft Finance 10.50% 12/15/15	6,523,000	6,082,698
#Nortek 144A 8.50% 4/15/21	6,440,000	6,150,200
Novelis 8.75% 12/15/20	7,055,000	7,919,238
Ply Gem Industries 13.125% 7/15/14	7,480,000	7,106,000
@Port Townsend 12.431% 8/27/12	616,396	280,460
Rio Tinto Finance USA 3.75% 9/20/21	10,415,000	11,191,136

Ryerson
•7.804% 11/1/14		1,560,000	1,450,800
12.00% 11/1/15		5,346,000	5,426,190
Smurfit Kappa Funding 7.75% 4/1/15		4,016,000	4,078,750
Steel Dynamics
6.75% 4/1/15		2,595,000	2,663,119
7.75% 4/15/16		5,975,000	6,273,750
Teck Resources
4.75% 1/15/22		3,940,000	4,358,069
6.25% 7/15/41		5,915,000	6,981,445
9.75% 5/15/14		6,268,000	7,392,417
Vale Overseas 4.375% 1/11/22		30,640,000	30,953,294
			460,929,382
Brokerage – 0.40%
•Bear Stearns 4.947% 12/7/12	AUD	6,340,000	6,680,273
Jefferies Group
6.25% 1/15/36	USD	6,538,000	5,688,060
6.45% 6/8/27		4,100,000	3,751,500
Lazard Group 6.85% 6/15/17		16,889,000	18,263,326
			34,383,159
Capital Goods – 1.03%
Anixter 10.00% 3/15/14		2,102,000	2,299,063
Berry Plastics 9.75% 1/15/21		5,045,000	5,297,250
Case New Holland 7.75% 9/1/13		4,069,000	4,425,038
#DAE Aviation Holdings 144A 11.25% 8/1/15		90,000	94,500
Kratos Defense & Security Solutions 10.00% 6/1/17		2,705,000	2,874,063
#Meccanica Holdings USA 144A 6.25% 7/15/19		16,920,000	14,425,721
#Plastipak Holdings 144A 10.625% 8/15/19		3,668,000	4,163,180
Pregis 12.375% 10/15/13		5,520,000	5,299,200
*RBS Global/Rexnord 11.75% 8/1/16		4,029,000	4,280,813
Republic Services 5.70% 5/15/41		450,000	526,336
#Reynolds Group Issuer 144A 9.00% 4/15/19		13,490,000	13,490,000
Stanley Black & Decker 3.40% 12/1/21		11,175,000	11,583,267
TriMas 9.75% 12/15/17		3,500,000	3,850,000
#Votorantim Cimentos 144A 7.25% 4/5/41		16,180,000	16,503,599
			89,112,030
Communications – 6.41%
Affinion Group 7.875% 12/15/18		6,058,000	5,209,880
America Movil SAB 5.00% 3/30/20		11,125,000	12,579,115
American Tower 5.90% 11/1/21		22,575,000	24,342,645
#Brasil Telecom 144A 9.75% 9/15/16	BRL	40,266,000	23,003,885
Cablevision Systems
8.00% 4/15/20	USD	122,000	134,200
8.625% 9/15/17		335,000	375,200
CCO Holdings
7.375% 6/1/20		2,270,000	2,462,950
8.125% 4/30/20		57,000	63,341
Citizens Communications 6.25% 1/15/13		1,495,000	1,539,850
Clear Channel Communications 9.00% 3/1/21		2,783,000	2,435,125
#Clearwire Communications 144A 12.00% 12/1/15		10,263,000	9,724,193
#Columbus International 144A 11.50% 11/20/14		7,905,000	8,442,540
Cricket Communications
7.75% 5/15/16		882,000	939,330
7.75% 10/15/20		9,844,000	9,401,020
Crown Castle International 9.00% 1/15/15		1,893,000	2,072,835
#Crown Castle Towers 144A 4.883% 8/15/20		53,140,000	55,431,077
#Digicel 144A 8.25% 9/1/17		2,277,000	2,413,620
#Digicel Group 144A
8.875% 1/15/15		2,865,000	2,900,813
9.125% 1/15/15		1,038,000	1,053,570
DirecTV Holdings
4.60% 2/15/21		425,000	455,185
5.00% 3/1/21		17,805,000	19,620,184

DISH DBS
6.75% 6/1/21	1,171,000	1,282,245
7.125% 2/1/16	415,000	457,538
7.875% 9/1/19	6,165,000	7,135,988
Entravision Communications 8.75% 8/1/17	2,400,000	2,472,000
Intelsat Bermuda 11.25% 2/4/17	7,322,000	7,413,525
Intelsat Bermuda PIK
11.50% 2/4/17	35,287	35,552
#144A 11.50% 2/4/17	1,975,000	1,989,813
Intelsat Jackson Holdings
7.25% 10/15/20	3,558,000	3,722,558
11.25% 6/15/16	1,699,000	1,805,188
Lamar Media 6.625% 8/15/15	4,549,000	4,687,296
Level 3 Financing
9.25% 11/1/14	1,116,000	1,149,480
10.00% 2/1/18	4,041,000	4,333,973
MDC Partners 11.00% 11/1/16	111,000	120,296
MetroPCS Wireless 6.625% 11/15/20	2,785,000	2,771,075
#Nara Cable Funding 144A 8.875% 12/1/18	6,560,000	6,264,800
NBCUniversal Media 4.375% 4/1/21	11,725,000	12,753,716
Nexstar Broadcasting 8.875% 4/15/17	106,000	112,890
Nielsen Finance
11.50% 5/1/16	1,928,000	2,222,020
11.625% 2/1/14	1,453,000	1,678,215
NII Capital
8.875% 12/15/19	1,557,000	1,685,453
10.00% 8/15/16	6,000,000	6,855,000
#ONO Finance II 144A 10.875% 7/15/19	1,860,000	1,674,000
PAETEC Holding 8.875% 6/30/17	3,792,000	4,156,980
Qwest
6.75% 12/1/21	17,490,000	19,446,501
8.375% 5/1/16	26,592,000	31,097,323
Qwest Communications International 7.50% 2/15/14	3,000	3,021
#Sinclair Television Group 144A 9.25% 11/1/17	3,380,000	3,768,700
#Sirius XM Radio 144A 8.75% 4/1/15	4,500,000	5,051,250
Sprint Capital 8.75% 3/15/32	5,721,000	4,834,245
Sprint Nextel
6.00% 12/1/16	2,915,000	2,587,063
8.375% 8/15/17	3,110,000	2,907,850
Telecom Italia Capital 5.25% 10/1/15	6,095,000	5,904,531
Telefonica Emisiones 6.421% 6/20/16	23,950,000	25,674,735
Telesat Canada
11.00% 11/1/15	10,548,000	11,339,100
12.50% 11/1/17	1,753,000	1,980,890
Time Warner Cable
4.00% 9/1/21	4,615,000	4,836,192
5.50% 9/1/41	12,505,000	13,556,583
8.25% 4/1/19	14,091,000	18,184,464
#Univision Communications 144A 6.875% 5/15/19	5,325,000	5,325,000
#UPC Holding 144A 9.875% 4/15/18	2,204,000	2,407,870
#UPCB Finance III 144A 6.625% 7/1/20	9,469,000	9,705,725
Videotron Ltee
6.375% 12/15/15	552,000	566,490
9.125% 4/15/18	2,093,000	2,333,695
#VimpelCom Holdings 144A
•4.576% 6/29/14	5,980,000	5,796,593
7.504% 3/1/22	6,389,000	6,037,605
Virgin Media Finance 8.375% 10/15/19	3,394,000	3,818,250
Virgin Media Secured Finance
5.25% 1/15/21	1,010,000	1,095,552
6.50% 1/15/18	35,088,000	37,895,039
#Vivendi 144A 6.625% 4/4/18	30,093,000	33,871,175

West 7.875% 1/15/19	1,985,000	2,089,213
#Wind Acquisition Finance 144A 11.75% 7/15/17	8,461,000	8,418,695
Windstream
7.875% 11/1/17	1,811,000	2,010,210
8.125% 8/1/13	1,918,000	2,061,850
#WPP Finance 2010 144A 4.75% 11/21/21	12,880,000	13,256,676
#XM Satellite Radio 144A 13.00% 8/1/13	4,424,000	5,065,480
		554,307,725
Consumer Cyclical – 1.85%
*CKE Restaurants 11.375% 7/15/18	4,893,000	5,578,020
CVS Caremark 5.75% 5/15/41	10,180,000	12,267,063
#Daimler Finance North America 144A 2.95% 1/11/17	10,460,000	10,659,734
Dave & Buster's 11.00% 6/1/18	1,514,000	1,602,948
#Delphi 144A 6.125% 5/15/21	6,275,000	6,620,125
Express 8.75% 3/1/18	4,000	4,420
#FUEL Trust 144A 3.984% 6/15/16	6,710,000	6,839,516
Hanesbrands 6.375% 12/15/20	7,215,000	7,557,713
Historic TW 6.875% 6/15/18	18,964,000	23,026,563
Host Hotels & Resorts
5.875% 6/15/19	3,250,000	3,469,375
6.00% 11/1/20	5,090,000	5,452,663
#144A 6.00% 10/1/21	5,645,000	6,054,263
Ingles Markets 8.875% 5/15/17	3,484,000	3,832,400
*Levi Strauss 7.625% 5/15/20	1,380,000	1,449,000
Macy's Retail Holdings
3.875% 1/15/22	890,000	913,646
5.90% 12/1/16	11,621,000	13,432,120
New Albertsons 7.25% 5/1/13	1,110,000	1,164,113
OSI Restaurant Partners 10.00% 6/15/15	3,756,000	3,906,240
Quiksilver 6.875% 4/15/15	8,695,000	8,412,413
#Sealy Mattress 144A 10.875% 4/15/16	1,100,000	1,204,610
Tops Holding 10.125% 10/15/15	2,209,000	2,385,720
Target 2.90% 1/15/22	18,225,000	18,462,926
Time Warner 4.70% 1/15/21	250,000	276,744
Western Union 3.65% 8/22/18	7,680,000	7,884,564
Wyndham Worldwide
5.625% 3/1/21	6,755,000	7,146,135
5.75% 2/1/18	8,002,000	8,519,825
		168,122,859
Consumer Non-Cyclical – 4.80%
Amgen 3.45% 10/1/20	14,654,000	15,064,136
#Aristotle Holding 144A
3.50% 11/15/16	4,105,000	4,226,020
4.75% 11/15/21	8,010,000	8,492,723
6.125% 11/15/41	4,710,000	5,149,490
#Armored Autogroup 144A 9.25% 11/1/18	2,105,000	1,768,200
Becton, Dickinson 3.125% 11/8/21	10,405,000	10,846,619
Bio-Rad Laboratories
4.875% 12/15/20	2,110,000	2,248,397
8.00% 9/15/16	2,021,000	2,248,363
CareFusion 6.375% 8/1/19	35,940,000	42,494,487
Celgene
2.45% 10/15/15	4,630,000	4,730,013
3.95% 10/15/20	14,850,000	15,461,211
Del Monte 7.625% 2/15/19	7,038,000	6,958,823
#Dole Food 144A 8.00% 10/1/16	3,055,000	3,268,850
Dr. Pepper Snapple Group 3.20% 11/15/21	1,250,000	1,277,991
Express Scripts 3.125% 5/15/16	1,620,000	1,678,480
General Mills 3.15% 12/15/21	10,665,000	10,879,089
#Grupo Bimbo 144A 4.50% 1/25/22	3,440,000	3,519,595
Hospira 6.40% 5/15/15	8,606,000	9,408,707

Jarden
6.125% 11/15/22	2,120,000	2,207,450
7.50% 1/15/20	2,285,000	2,456,375
•Kraft Foods 1.457% 7/10/13	16,705,000	16,769,030
Medco Health Solutions
4.125% 9/15/20	7,215,000	7,317,265
7.125% 3/15/18	18,182,000	21,468,142
NBTY 9.00% 10/1/18	7,000,000	7,770,000
#Pernod-Ricard 144A
2.95% 1/15/17	6,365,000	6,486,788
4.45% 1/15/22	18,469,000	19,332,333
5.50% 1/15/42	7,621,000	8,043,737
Quest Diagnostics
4.70% 4/1/21	15,330,000	16,850,077
4.75% 1/30/20	2,035,000	2,231,955
#SABMiller Holdings 144A
3.75% 1/15/22	13,835,000	14,432,105
4.95% 1/15/42	5,790,000	6,181,421
Safeway 4.75% 12/1/21	11,465,000	11,987,666
Sara Lee 4.10% 9/15/20	6,938,000	7,064,438
#Scotts Miracle-Gro 144A 6.625% 12/15/20	3,478,000	3,625,815
Smucker (J.M.) 3.50% 10/15/21	10,750,000	11,200,070
Teva Pharmaceutical Finance IV 3.65% 11/10/21	20,885,000	22,137,390
Tyson Foods 10.50% 3/1/14	2,985,000	3,477,525
#Viskase 144A 9.875% 1/15/18	6,339,000	6,513,323
#Woolworths 144A
3.15% 4/12/16	4,045,000	4,208,539
4.55% 4/12/21	22,850,000	24,853,854
Yale University 2.90% 10/15/14	4,905,000	5,204,612
Zimmer Holdings
3.375% 11/30/21	12,500,000	12,804,513
4.625% 11/30/19	16,726,000	18,572,734
		412,918,351
Electric – 3.28%
Ameren Illinois 9.75% 11/15/18	17,440,000	23,238,800
#American Transmission Systems 144A 5.25% 1/15/22	20,345,000	22,987,612
Baltimore Gas & Electric 3.50% 11/15/21	12,240,000	12,619,770
CenterPoint Energy 5.95% 2/1/17	11,365,000	12,973,864
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	25,126,000	26,558,182
CMS Energy
4.25% 9/30/15	6,995,000	7,216,853
6.25% 2/1/20	8,285,000	9,028,131
ComEd Financing Ill 6.35% 3/15/33	7,900,000	7,979,916
Commonwealth Edison
3.40% 9/1/21	24,095,000	25,553,687
4.00% 8/1/20	3,324,000	3,655,616
Duquense Light Holdings 5.50% 8/15/15	3,168,000	3,288,916
Florida Power 5.65% 6/15/18	2,785,000	3,373,827
Ipalco Enterprises 5.00% 5/1/18	5,745,000	5,694,731
Jersey Central Power & Light 5.625% 5/1/16	3,240,000	3,675,113
LG&E & KU Energy
3.75% 11/15/20	7,727,000	7,796,466
#144A 4.375% 10/1/21	14,175,000	14,563,608
National Rural Utilities Cooperative Finance 3.05% 2/15/22	7,750,000	7,864,708
•NextEra Energy Capital Holdings 6.35% 10/1/66	10,251,000	10,363,843
Pennsylvania Electric 5.20% 4/1/20	9,953,000	10,901,173
•PPL Capital Funding 6.70% 3/30/67	1,750,000	1,729,980
PPL Electric Utilities 3.00% 9/15/21	6,650,000	6,858,285
Public Service Oklahoma 5.15% 12/1/19	14,625,000	16,608,062
*Puget Energy 6.00% 9/1/21	4,660,000	4,889,831
SCANA 4.125% 2/1/22	9,775,000	9,851,421
Virginia Electric & Power 2.95% 1/15/22	12,345,000	12,602,825
Wisconsin Electric Power 2.95% 9/15/21	1,885,000	1,944,193
•Wisconsin Energy 6.25% 5/15/67	20,260,000	20,738,987
		294,558,400

Energy – 4.37%
American Petroleum Tankers Parent 10.25% 5/1/15	175,000	181,563
AmeriGas Finance
6.75% 5/20/20	1,260,000	1,263,150
7.00% 5/20/22	1,360,000	1,366,800
AmeriGas Partners 6.50% 5/20/21	3,075,000	3,067,313
Antero Resources Finance 9.375% 12/1/17	2,410,000	2,657,025
Berry Petroleum 10.25% 6/1/14	4,066,000	4,645,405
#BG Energy Capital 144A
2.875% 10/15/16	7,565,000	7,889,463
4.00% 10/15/21	19,065,000	20,477,335
Chesapeake Energy
6.125% 2/15/21	455,000	450,450
6.625% 8/15/20	376,000	379,760
6.875% 11/15/20	355,000	365,650
7.25% 12/15/18	1,760,000	1,896,400
9.50% 2/15/15	3,774,000	4,264,620
Complete Production Services 8.00% 12/15/16	5,716,000	5,994,655
Comstock Resources 7.75% 4/1/19	2,082,000	1,936,260
Copano Energy 7.75% 6/1/18	3,453,000	3,660,180
Crosstex Energy 8.875% 2/15/18	93,000	101,370
Ecopetrol 7.625% 7/23/19	13,942,000	16,939,530
Encana 3.90% 11/15/21	16,065,000	15,757,869
#ENI 144A 4.15% 10/1/20	17,210,000	17,360,209
Forest Oil 7.25% 6/15/19	3,837,000	3,856,185
#Helix Energy Solutions Group 144A 9.50% 1/15/16	5,443,000	5,742,365
#Hercules Offshore 144A 10.50% 10/15/17	6,160,000	6,190,800
#Hilcorp Energy I 144A
7.625% 4/15/21	2,600,000	2,834,000
8.00% 2/15/20	111,000	121,823
Holly 9.875% 6/15/17	4,221,000	4,727,520
Inergy Finance 6.875% 8/1/21	2,350,000	2,256,000
#IPIC GMTN 144A 5.50% 3/1/22	7,350,000	7,478,625
Linn Energy
#144A 6.50% 5/15/19	1,085,000	1,101,275
8.625% 4/15/20	2,636,000	2,939,140
#NFR Energy 144A 9.75% 2/15/17	3,730,000	3,189,150
Noble Energy
4.15% 12/15/21	11,858,000	12,355,597
8.25% 3/1/19	15,777,000	20,008,849
Pemex Project Funding Master Trust 6.625% 6/15/35	6,850,000	7,757,625
Petrobras International Finance
5.375% 1/27/21	12,965,000	13,651,445
5.875% 3/1/18	1,180,000	1,300,119
Petrohawk Energy 7.25% 8/15/18	12,263,000	14,041,135
Petroleum Development 12.00% 2/15/18	3,935,000	4,308,825
Pioneer Drilling 9.875% 3/15/18	53,000	56,710
Pride International 6.875% 8/15/20	38,285,000	46,301,917
Quicksilver Resources 9.125% 8/15/19	3,270,000	3,204,600
Range Resources
5.75% 6/1/21	1,840,000	2,005,600
8.00% 5/15/19	5,208,000	5,767,860
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	996,903	1,079,148
SandRidge Energy
7.50% 3/15/21	1,715,000	1,749,300
8.75% 1/15/20	5,000	5,325
9.875% 5/15/16	5,949,000	6,424,920
Transocean
5.05% 12/15/16	3,160,000	3,389,527
6.375% 12/15/21	14,125,000	16,047,384

Weatherford International
5.125% 9/15/20		9,815,000	10,613,431
9.625% 3/1/19		10,546,000	14,148,292
Williams
7.75% 6/15/31		2,555,000	3,101,095
8.75% 3/15/32		2,840,000	3,763,233
#Woodside Finance 144A
8.125% 3/1/14		4,095,000	4,560,728
8.75% 3/1/19		12,441,000	15,841,100
			362,575,655
Finance Companies – 1.56%
#CDP Financial 144A
4.40% 11/25/19		20,171,000	22,110,421
5.60% 11/25/39		3,130,000	3,913,611
E Trade Financial 12.50% 11/30/17		7,406,000	8,609,475
General Electric Capital
4.65% 10/17/21		20,300,000	21,487,347
5.50% 2/1/17	NZD	8,950,000	7,442,506
6.00% 8/7/19	USD	38,621,000	44,786,611
•#ILFC E-Capital Trust I 144A 4.34% 12/21/65		6,865,000	4,371,426
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		2,787,000	2,020,575
International Lease Finance
6.25% 5/15/19		3,232,000	3,171,671
6.625% 11/15/13		170,000	173,825
8.25% 12/15/20		3,395,000	3,632,650
8.75% 3/15/17		6,429,000	7,055,828
Nuveen Investments
10.50% 11/15/15		2,757,000	2,887,958
#144A 10.50% 11/15/15		3,588,000	3,722,550
			135,386,454
Healthcare – 0.73%
Accellent
8.375% 2/1/17		2,760,000	2,808,300
10.00% 11/1/17		50,000	41,625
#AMGH Merger Sub 144A 9.25% 11/1/18		4,305,000	4,563,300
Biomet 11.625% 10/15/17		3,292,000	3,596,510
Biomet PIK 10.375% 10/15/17		2,823,000	3,077,070
Boston Scientific 6.00% 1/15/20		8,985,000	10,244,831
Community Health Systems 8.875% 7/15/15		2,072,000	2,160,060
DENTSPLY International 4.125% 8/15/21		8,165,000	8,580,582
HCA 7.50% 2/15/22		6,330,000	6,788,925
HCA Holdings 7.75% 5/15/21		7,174,000	7,550,635
#Multiplan 144A 9.875% 9/1/18		5,304,000	5,807,880
#Mylan 144A 6.00% 11/15/18		5,615,000	5,825,563
Radiation Therapy Services 9.875% 4/15/17		111,000	77,978
Radnet Management 10.375% 4/1/18		2,510,000	2,328,025
			63,451,284
Insurance – 1.67%
American International Group
4.875% 9/15/16		1,300,000	1,320,813
•8.175% 5/15/58		1,576,000	1,536,600
8.25% 8/15/18		15,625,000	18,038,609
•Chubb 6.375% 3/29/67		13,273,000	13,604,825
Coventry Health Care 5.45% 6/15/21		19,270,000	21,595,504
#Highmark 144A
4.75% 5/15/21		10,300,000	10,683,830
6.125% 5/15/41		2,145,000	2,327,207
•ING Groep 5.775% 12/29/49		6,320,000	5,229,800
•#Liberty Mutual Group 144A 7.00% 3/15/37		3,575,000	3,163,875
MetLife
6.40% 12/15/36		35,000	34,280
6.817% 8/15/18		10,550,000	12,814,030

#MetLife Capital Trust X 144A 9.25% 4/8/38	11,710,000	13,905,625
Prudential Financial
3.875% 1/14/15	4,320,000	4,535,084
4.50% 11/15/20	3,640,000	3,845,580
4.50% 11/16/21	3,310,000	3,497,995
6.00% 12/1/17	7,845,000	8,961,006
=‡@w#Twin Reefs Pass Through Trust 144A 4.058% 12/31/49	1,900,000	0
•XL Group 6.50% 12/31/49	5,104,000	4,306,500
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	12,255,000	11,642,250
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	3,420,000	3,368,700
		144,412,113
Natural Gas – 2.19%
El Paso Pipeline Partners Operating 6.50% 4/1/20	8,275,000	9,283,615
•Enbridge Energy Partners 8.05% 10/1/37	18,785,000	20,257,368
Energy Transfer Partners
4.65% 6/1/21	3,000,000	3,068,466
9.70% 3/15/19	19,484,000	24,669,881
Enterprise Products Operating
5.95% 2/1/41	2,250,000	2,569,709
•7.034% 1/15/68	26,630,000	28,195,418
•8.375% 8/1/66	1,492,000	1,612,870
9.75% 1/31/14	3,046,000	3,509,662
Kinder Morgan Energy Partners 9.00% 2/1/19	16,492,000	20,983,877
NiSource Finance
4.45% 12/1/21	8,420,000	8,773,985
5.80% 2/1/42	10,475,000	11,442,890
Plains All American Pipeline 8.75% 5/1/19	14,204,000	18,327,776
Sempra Energy 6.15% 6/15/18	6,941,000	8,294,321
•TransCanada Pipelines 6.35% 5/15/67	28,245,000	28,584,392
Williams Partners 7.25% 2/1/17	12,798,000	15,477,748
		205,051,978
Real Estate – 1.76%
Brandywine Operating Partnership 4.95% 4/15/18	10,955,000	10,997,144
Developers Diversified Realty
4.75% 4/15/18	7,770,000	7,837,591
7.50% 4/1/17	5,330,000	6,010,071
7.875% 9/1/20	9,374,000	11,105,959
9.625% 3/15/16	3,656,000	4,294,692
Digital Realty Trust
5.25% 3/15/21	16,343,000	16,723,612
5.875% 2/1/20	7,425,000	8,011,605
ERP Operating 4.625% 12/15/21	10,222,000	10,913,774
Health Care REIT 5.25% 1/15/22	14,790,000	15,648,367
#Qatari Diar Finance 144A 5.00% 7/21/20	7,392,000	7,909,440
Regency Centers
*4.80% 4/15/21	9,255,000	9,689,707
5.875% 6/15/17	2,168,000	2,430,679
UDR 4.625% 1/10/22	9,500,000	9,950,509
Ventas Realty 6.50% 6/1/16	1,854,000	1,923,649
Vornado Realty 5.00% 1/15/22	12,260,000	12,867,226
#WEA Finance 144A 4.625% 5/10/21	14,750,000	15,599,084
		151,913,109
Services – 1.52%
Ameristar Casinos 7.50% 4/15/21	5,490,000	5,874,300
#Ashtead Capital 144A 9.00% 8/15/16	3,721,000	3,916,353
Beazer Homes USA
9.125% 6/15/18	2,000	1,605
9.125% 5/15/19	3,133,000	2,490,735
Casella Waste Systems 11.00% 7/15/14	2,199,000	2,407,905
Clean Harbors 7.625% 8/15/16	802,000	854,130
Corrections Corporation of America 7.75% 6/1/17	6,151,000	6,708,434
#Delta Air Lines 144A 12.25% 3/15/15	101,000	108,070

#Equinox Holdings 144A 9.50% 2/1/16	1,146,000	1,203,300
FTI Consulting
6.75% 10/1/20	3,645,000	3,891,038
7.75% 10/1/16	1,035,000	1,081,575
Geo Group 6.625% 2/15/21	4,067,000	4,183,926
Harrah's Operating 11.25% 6/1/17	2,161,000	2,352,789
Host Hotels & Resorts 6.375% 3/15/15	4,535,000	4,625,700
Iron Mountain
7.75% 10/1/19	1,475,000	1,622,500
8.00% 6/15/20	2,163,000	2,314,410
Kansas City Southern de Mexico 8.00% 2/1/18	1,533,000	1,718,876
M/I Homes 8.625% 11/15/18	4,285,000	4,049,325
*Marina District Finance 9.875% 8/15/18	2,105,000	1,978,700
MGM Resorts International
10.375% 5/15/14	175,000	200,375
11.375% 3/1/18	11,469,000	13,218,022
13.00% 11/15/13	3,503,000	4,111,646
Mobile Mini 6.875% 5/1/15	2,249,000	2,282,735
PHH 9.25% 3/1/16	12,564,000	12,124,259
Pinnacle Entertainment
8.625% 8/1/17	464,000	501,120
*8.75% 5/15/20	7,909,000	8,086,953
Royal Caribbean Cruises 7.00% 6/15/13	4,605,000	4,881,300
RSC Equipment Rental 10.25% 11/15/19	6,011,000	6,642,155
Ryland Group 8.40% 5/15/17	4,675,000	5,060,688
#ServiceMaster 144A 10.75% 7/15/15	4,504,000	4,729,200
Standard Pacific 10.75% 9/15/16	4,573,000	5,110,328
#United Air Lines 144A 12.00% 11/1/13	5,406,000	5,730,360
Wynn Las Vegas 7.75% 8/15/20	1,030,000	1,169,050
		125,231,862
Technology – 2.25%
Amkor Technology 7.375% 5/1/18	2,365,000	2,551,244
Applied Materials 4.30% 6/15/21	600,000	665,384
Aspect Software 10.625% 5/15/17	48,000	50,880
Avaya
#144A 7.00% 4/1/19	6,071,000	5,949,580
9.75% 11/1/15	4,930,000	4,745,125
Avaya PIK 10.125% 11/1/15	1,755,000	1,689,188
Broadcom 2.70% 11/1/18	9,875,000	10,160,230
CDW 12.535% 10/12/17	3,352,000	3,645,300
Fidelity National Information Services 7.875% 7/15/20	1,350,000	1,525,500
First Data
9.875% 9/24/15	5,981,000	5,891,285
10.55% 9/24/15	3,495,000	3,477,525
11.25% 3/31/16	3,068,000	2,676,830
GXS Worldwide 9.75% 6/15/15	10,014,000	9,863,790
Hewlett-Packard
4.30% 6/1/21	8,885,000	9,302,631
4.375% 9/15/21	14,435,000	15,218,141
4.65% 12/9/21	7,690,000	8,288,782
Jabil Circuit 7.75% 7/15/16	1,152,000	1,316,160
MagnaChip Semiconductor 10.50% 4/15/18	81,000	86,873
National Semiconductor 6.60% 6/15/17	24,882,000	30,484,928
*NXP 9.50% 10/15/15	6,266,000	6,634,128
PerkinElmer 5.00% 11/15/21	3,695,000	3,886,785
Seagate HDD Cayman 7.75% 12/15/18	500,000	556,250
#Seagate Technology International 144A 10.00% 5/1/14	10,270,000	11,784,824
Symantec 4.20% 9/15/20	9,630,000	9,889,779
#Telcordia Technologies 144A 11.00% 5/1/18	5,556,000	7,104,735
Tyco Electronics Group 3.50% 2/3/22	5,165,000	5,144,702
#Unisys 144A 12.75% 10/15/14	1,719,000	1,946,768

Xerox
4.50% 5/15/21		18,395,000	18,915,817
6.35% 5/15/18		10,008,000	11,532,969
			194,986,133
Transportation – 1.12%
#Brambles USA 144A
3.95% 4/1/15		20,145,000	20,861,618
5.35% 4/1/20		7,310,000	7,844,083
Burlington Northern Santa Fe 5.65% 5/1/17		2,095,000	2,454,934
CSX 4.75% 5/30/42		18,905,000	19,786,238
#ERAC USA Finance 144A 5.25% 10/1/20		30,240,000	32,800,299
Ryder System 3.50% 6/1/17		12,305,000	12,798,812
			96,545,984
Utilities – 0.62%
AES 8.00% 6/1/20		2,420,000	2,758,800
#Calpine 144A 7.875% 7/31/20		4,180,000	4,524,850
Elwood Energy 8.159% 7/5/26		3,049,297	3,034,050
*GenOn Energy 9.875% 10/15/20		2,995,000	2,800,325
Mirant Americas Generation 8.50% 10/1/21		8,343,000	7,717,275
NRG Energy
7.625% 1/15/18		925,000	911,125
#144A 7.875% 5/15/21		3,595,000	3,433,225
*•Puget Sound Energy 6.974% 6/1/67		18,119,000	18,225,069
			43,404,719
Total Corporate Bonds (cost $3,906,731,691)			4,057,540,337

Municipal Bond– 0.00%
Oregon State Taxable Pension 5.892% 6/1/27		305,000	371,865
Total Municipal Bond (cost $305,000)			371,865

Non-Agency Asset-Backed Securities– 1.45%
•Ally Master Owner Trust Series 2011-1 A1 1.16% 1/15/16		10,500,000	10,525,456
Ameriquest Mortgage Securities Series 2003-8 AF4 5.82% 10/25/33		65,676	66,666
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		5,455,000	5,525,057
•#Capital Auto Receivables Asset Trust Series 2008-CPA A1 144A 1.14% 1/15/13		163,265	163,376
Capital One Multi-Asset Execution Trust
•Series 2007-A1 A1 0.34% 11/15/19		1,500,000	1,464,364
•Series 2007-A4 A4 0.32% 3/16/15		400,000	399,886
Series 2007-A7 A7 5.75% 7/15/20		27,750,000	33,286,265
CenterPoint Energy Transition Bond Series 2012-1 A2 2.161% 10/15/21		4,200,000	4,265,788
•Chase Issuance Trust Series 2009-A2 A2 1.84% 4/15/14		260,000	260,826
#CIT Equipment Collateral Series 2010-VT1A A3 144A 2.41% 5/15/13		2,849,971	2,862,858
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		3,938,000	5,439,753
Citicorp Residential Mortgage Securities
Series 2006-3 A4 5.703% 11/25/36		5,881,346	5,680,786
Series 2006-3 A5 5.948% 11/25/36		5,800,000	4,453,890
Citifinancial Mortgage Securities Series 2003-2 AF4 4.598% 5/25/33		253,832	224,174
•#CNH Wholesale Master Note Trust Series 2011-1A A 144A 1.09% 12/15/15		11,750,000	11,760,824
@Contimortgage Home Equity Trust Series 1996-4 A8 7.22% 1/15/28		7,154	6,531
Countrywide Asset-Backed Certificates
•Series 2005-7 AF3 4.454% 10/25/35		8,224	8,139
@Series 2006-13 1AF3 5.944% 1/25/37		28,417	17,847
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		1,980,000	2,396,983
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	5,165,000	5,258,478
GE Capital Credit Card Master Note Trust 2.22% 1/15/22	USD	7,190,000	7,212,469
Harley-Davidson Motorcycle Trust
Series 2008-1 A4 4.90% 12/15/13		2,079,363	2,102,450
Series 2009-4 A3 1.87% 2/15/14		990,945	992,968
•MBNA Credit Card Master Note Trust Series 2002-C3 C3 1.64% 10/15/14		7,185,000	7,201,493
•Merrill Auto Trust Securitization Series 2007-1 A4 0.35% 12/15/13		297,192	297,154
Mid-State Trust Series 11 A1 4.864% 7/15/38		340,842	348,173
•Residential Asset Securities
Series 2006-EMX1 A2 0.506% 1/25/36		3,398,331	3,026,730
Series 2006-KS3 AI3 0.446% 4/25/36		61,506	55,601
#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41		9,501,100	10,010,718
Total Non-Agency Asset-Backed Securities (cost $122,186,834)			125,315,703

Non-Agency Collateralized Mortgage Obligations– 0.53%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	1,360,072	1,236,960
Bank of America Alternative Loan Trust
Series 2004-11 1CB1 6.00% 12/25/34	766,253	745,316
Series 2005-1 2A1 5.50% 2/25/20	541,364	517,402
Series 2005-3 2A1 5.50% 4/25/20	419,630	428,985
Series 2005-6 7A1 5.50% 7/25/20	1,546,646	1,458,789
Series 2005-9 5A1 5.50% 10/25/20	1,884,764	1,765,852
Bank of America Funding Series 2006-5 2A10 5.75% 9/25/36	2,429,402	2,415,557
•Bank of America Mortgage Securities
Series 2003-D 1A2 2.747% 5/25/33	745	483
Series 2003-E 2A2 2.888% 6/25/33	167,843	156,041
Series 2004-D 1A1 2.748% 5/25/34	2,878	2,454
Series 2005-I 2A2 2.732% 10/25/35	29,911	5,423
Chase Mortgage Finance
Series 2003-S8 A2 5.00% 9/25/18	295,484	306,212
•Series 2005-A1 3A1 5.139% 12/25/35	1,118,906	977,306
•Chaseflex Trust Series 2006-1 A4 6.23% 6/25/36	6,119,000	3,483,057
Citicorp Mortgage Securities
Series 2006-3 1A9 5.75% 6/25/36	1,032,387	921,290
Series 2006-4 3A1 5.50% 8/25/21	694,359	701,575
•Citigroup Mortgage Loan Trust Series 2004-UST1 A6 5.102% 8/25/34	993,075	1,002,136
Countrywide Alternative Loan Trust Series 2005-57CB 4A3 5.50% 12/25/35	615,665	439,213
•wCountrywide Home Loan Mortgage Pass Through Trust
Series 2003-21 A1 2.801% 5/25/33	65,344	62,725
Series 2004-HYB2 2A 2.712% 7/20/34	209,427	147,153
Series 2004-HYB5 3A1 2.815% 4/20/35	209,768	137,571
Series 2006-HYB1 3A1 2.846% 3/20/36	2,380,848	1,315,414
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	94,253	97,716
First Horizon Asset Securities Series 2004-5 2A1 6.25% 8/25/17	68,005	70,307
•#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27	86,200	91,557
Series 1999-3 A 8.00% 8/19/29	120,222	118,762
•GSR Mortgage Loan Trust
Series 2004-9 4A1 2.779% 8/25/34	171,022	159,075
Series 2006-AR1 3A1 5.024% 1/25/36	1,015,725	854,648
•JPMorgan Mortgage Trust
Series 2005-A2 5A1 4.311% 4/25/35	113,894	113,411
Series 2005-A8 1A1 5.397% 11/25/35	828,897	739,861
Series 2005-A8 2A1 2.593% 11/25/35	1,152,264	1,129,137
Series 2006-A2 3A3 5.593% 4/25/36	2,435,000	1,992,405
Series 2007-A1 7A4 4.439% 7/25/35	190,238	80,404
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	54,934	54,707
•MASTR ARM Trust
Series 2003-6 1A2 2.70% 12/25/33	53,597	49,430
Series 2004-10 2A2 3.027% 10/25/34	74,207	37,441
Series 2005-6 7A1 5.398% 6/25/35	1,525,380	1,503,732
Series 2005-7 2A2 2.484% 9/25/35	16,841	1,332
Series 2006-2 4A1 4.873% 2/25/36	370,084	333,486
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	559,742	562,424
•Residential Accredit Loans Series 2004-QA6 NB1 3.552% 12/26/34	9,188	6,160
•Structured ARM Loan Trust Series 2006-5 5A4 5.244% 6/25/36	501,001	39,796
Washington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-1 5A26.00% 3/25/35	478,695	272,770
wWashington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18	773,402	801,007
Series 2004-CB3 1A 6.00% 10/25/34	575,809	601,070
•Series 2006-AR14 2A1 5.317% 11/25/36	7,448,885	5,642,001

wWells Fargo Mortgage-Backed Securities Trust
Series 2005-18 1A1 5.50% 1/25/36		1,342,241	1,228,924
Series 2006-2 3A1 5.75% 3/25/36		4,877,528	4,802,769
Series 2006-3 A11 5.50% 3/25/36		3,352,034	3,297,440
•Series 2006-AR5 2A1 2.736% 4/25/36		3,022,346	2,163,435
Series 2007-8 2A6 6.00% 7/25/37		345,000	296,911
Series 2007-14 1A1 6.00% 10/25/37		280,817	264,478
Total Non-Agency Collateralized Mortgage Obligations (cost $46,365,248)			45,633,510

ΔRegional Bonds– 3.82%
Australia – 2.32%
New South Wales Treasury 6.00% 4/1/19	AUD	65,508,000	76,385,762
Queensland Treasury
6.00% 9/14/17	AUD	21,648,000	24,781,217
6.25% 6/14/19	AUD	85,246,000	99,500,961
			200,667,940
Canada – 1.50%
*Province of New Brunswick 2.75% 6/15/18	USD	12,875,000	13,638,063
Province of Ontario
3.00% 7/16/18		24,460,000	26,010,006
3.15% 6/2/22	CAD	44,777,000	45,759,293
4.00% 6/2/21	CAD	37,290,000	41,017,699
Province of Quebec 4.25% 12/1/21	CAD	3,235,000	3,607,387
			130,032,448
Total Regional Bonds (cost $317,217,088)			330,700,388

«Senior Secured Loans – 4.59%
99 Cents Only Stores Tranche B 7.00% 10/4/18	USD	5,740,000	5,756,158
Alliance HealthCare Services 7.25% 6/1/16		5,607,917	4,955,997
Allied Security Holdings Tranche 2L 8.50% 1/21/18		2,715,000	2,653,913
Anchor Glass Container 6.00% 2/3/16		4,210,780	4,212,527
Aspect Software Tranche B 6.25% 5/7/16		2,166,413	2,167,312
Attachmate 6.50% 11/21/16		5,006,625	4,939,887
Autoparts Holdings
1st Lien 6.50% 7/5/17		2,319,188	2,325,948
2nd Lien 10.50% 7/5/18		1,330,000	1,290,100
Avis Budget Group Tranche B 6.25% 6/13/18		5,241,863	5,295,382
BNY ConvergEx Group
8.75% 11/29/17		1,695,142	1,657,001
8.75% 12/16/17		4,039,858	3,948,961
Brickman Group Holdings Tranche B 7.25% 10/14/16		4,555,070	4,592,080
Brock Holdings III
10.00% 2/15/18		3,850,000	3,654,285
Tranche B 6.00% 2/15/17		1,935,375	1,914,008
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		13,077,725	13,071,709
Caesars Entertainment Operating
Tranche B1 3.418% 1/28/15		11,765,000	10,681,679
Tranche B2 3.24% 1/28/15		4,200,000	3,813,264
Cengage Learning Acquisitions
2.49% 7/3/14		5,405,195	4,805,111
7.50% 7/7/14		4,688,524	4,411,127
Charter Communications Operating Tranche B2 7.25% 3/6/14		426,494	428,058
Chester Downs & Marina 12.375% 12/31/16		4,545,124	4,586,780
Chrysler Group 6.00% 4/28/17		10,095,244	9,907,422
CityCenter Holdings 7.50% 1/10/15		3,742,500	3,770,569
Clear Channel Communication
Tranche A 3.639% 7/30/14		10,559,361	9,704,053
Tranche B 3.889% 1/29/16		10,650,000	8,577,297
Consolidated Container 5.75% 9/28/14		7,625,000	6,725,250
Datatel Tranche B 6.25% 6/5/18		2,090,000	2,111,161
Delos Aircraft 7.00% 3/17/16		4,777,885	4,810,303
Delta Air Lines Tranche B 5.50% 3/29/17		9,912,900	9,697,294
Dynegy 1st Lien 9.25% 7/11/16		6,174,525	6,328,888

Emdeon Tranche B 6.75% 8/3/18		5,385,000	5,444,316
First Data Tranche B2 2.995% 9/24/14		12,448,469	11,850,258
Frac Tech International Tranche B 6.25% 4/19/16		6,923,086	6,908,790
GenOn Energy Tranche B 6.00% 6/20/17		3,753,999	3,718,336
Goodman Global 1st Lien 5.75% 10/28/16		622,946	626,839
Grifols Tranche B 6.00% 6/4/16		6,581,925	6,634,580
Houghton International Tranche B1 6.75% 1/11/16		4,328,369	4,331,962
IASIS Healthcare Tranche B 5.00% 4/18/18		5,014,737	5,008,468
Immucor Tranche B 7.25% 7/2/18		7,531,125	7,598,905
International Lease Finance 6.75% 3/17/15		2,877,115	2,896,291
Kinetic Concepts Tranche B 7.00% 1/12/18		9,845,000	10,024,474
Kronos 1st Lien 6.25% 12/11/17		2,265,000	2,236,688
Level 3 Financing
Tranche B2 5.75% 4/11/18		4,655,000	4,660,842
Tranche B3 5.75% 9/1/18		4,075,000	4,080,114
Lord & Taylor 5.75% 12/2/18		2,955,000	2,966,687
@Mediacom llinois Tranche D 5.50% 3/31/17		4,695,088	4,683,350
MGM Resorts International Tranche E 7.00% 2/21/14		17,602,797	17,635,801
Multiplan Tranche B 4.75% 8/26/17		7,235,787	7,113,683
NPC International 6.75% 11/7/18		2,090,000	2,108,288
Nuveen Investment
5.863% 5/13/17		5,253,365	5,234,322
2nd Lien 12.50% 7/9/15		11,655,535	12,185,862
Tranche B 3.257% 11/13/14		1,565,000	1,543,481
Tranche B 7.25% 5/13/17		3,760,000	3,771,769
OSI Restaurant Partners
2.593% 6/14/13		921,917	895,744
2.562% 6/13/14		11,296,547	11,085,527
Pharmaceutical Product Development 6.25% 11/10/18		4,140,000	4,174,072
Pinnacle Foods Finance Tranche D 6.00% 4/2/14		1,455,153	1,465,463
PQ 6.74% 7/30/15		15,190,000	14,229,232
Prestige Brands 5.25% 12/20/18		2,260,000	2,277,515
@Prime Healthcare Services Tranche B 7.25% 4/28/15		4,981,383	4,807,035
Remy International Tranche B 6.25% 12/16/16		3,450,150	3,432,899
Reynolds Group Holdings Tranche C 6.50% 7/7/18		13,739,366	13,808,062
Roundy's Supermarkets 10.00% 4/16/16		1,870,000	1,881,688
Sensus USA 2nd Lien 8.50% 4/13/18		6,235,000	6,157,063
SRAM 8.50% 11/12/18		1,600,000	1,616,000
Taminco Group 6.25% 12/16/18		5,265,000	5,295,695
Texas Competitive Electric Holdings 3.76% 10/10/14		7,832,710	5,339,950
Toys R US Delaware Tranche B 6.00% 9/1/16		9,469,499	9,461,024
@United Rentals
7.37% 12/15/12		1,567,386	1,567,386
8.88% 12/15/12		3,737,614	3,737,614
Univision Communications 4.489% 3/29/17		12,277,674	11,571,708
US TelePacific 5.75% 2/10/17		6,538,980	6,199,803
Visant 5.25% 12/31/16		2,331,460	2,227,640
Total Senior Secured Loans (cost $392,359,724)			397,288,750

ΔSovereign Bonds– 11.26%
Australia – 0.07%
Australia Government Bond 5.75% 5/15/21	AUD	5,228,000	6,435,864
			6,435,864
Brazil – 0.38%
Brazil Government International Bond
5.625% 1/7/41	USD	12,934,000	14,938,770
8.875% 10/14/19		12,580,000	17,769,250
			32,708,020
Canada – 0.38%
Canadian Government Bond
3.75% 6/1/19	CAD	14,339,000	16,376,787
4.00% 6/1/17	CAD	14,336,000	16,231,837
			32,608,624

Chile – 0.46%
Chile Government International Bond 5.50% 8/5/20	CLP	18,621,000,000	39,627,217
			39,627,217
Colombia – 0.18%
Colombia Government International Bond 6.125% 1/18/41	USD	13,155,000	15,851,775
			15,851,775
Finland – 0.16%
Finland Government Bond 4.00% 7/4/25	EUR	9,289,000	13,935,225
			13,935,225
Germany – 0.81%
Deutschland Republic
2.00% 1/4/22	EUR	32,318,000	43,018,942
2.50% 1/4/21	EUR	10,895,659	15,233,942
3.50% 7/4/19	EUR	7,627,000	11,494,543
			69,747,427
Indonesia – 0.47%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	110,592,000,000	17,104,965
Republic of Indonesia
4.875% 5/5/21	USD	5,270,000	5,691,600
#144A 5.25% 1/17/42		13,143,000	13,635,863
7.25% 4/20/15		3,412,000	3,906,740
			40,339,168
Malaysia – 0.06%
Malaysia Government Bond 4.262% 9/15/16	MYR	15,658,000	5,375,831
			5,375,831
Mexico – 1.33%
Mexican Bonos
7.50% 6/3/27	MXN	568,579,100	47,529,299
8.50% 5/31/29	MXN	752,860,400	68,103,110
			115,632,409
Norway – 2.11%
Norway Government Bond
3.75% 5/25/21	NOK	53,444,000	10,161,877
4.25% 5/19/17	NOK	58,455,000	11,194,361
4.50% 5/22/19	NOK	327,172,000	64,423,580
5.00% 5/15/15	NOK	516,619,000	97,859,796
			183,639,614
Panama – 0.34%
Panama Government International Bond
6.70% 1/26/36	USD	4,581,000	5,863,680
7.125% 1/29/26		5,600,000	7,372,400
7.25% 3/15/15		7,007,000	8,121,113
8.875% 9/30/27		5,330,000	7,968,350
			29,325,543
Peru – 0.33%
Peruvian Government International Bond
5.625% 11/18/50		4,410,000	4,767,210
7.125% 3/30/19		18,619,000	23,599,583
			28,366,793
Philippines – 1.04%
Philippine Government International Bond
4.95% 1/15/21	PHP	619,000,000	15,103,571
5.00% 1/13/37	USD	9,940,000	10,263,050
6.25% 1/14/36	PHP	1,765,000,000	43,307,959
6.50% 1/20/20	USD	8,241,000	9,909,803
9.50% 10/21/24		2,587,000	3,815,825
9.875% 1/15/19		5,340,000	7,449,300
			89,849,508
Poland – 0.38%
Poland Government Bond 5.25% 10/25/17	PLN	53,279,000	16,567,058
Republic of Poland 5.00% 3/23/22	USD	15,646,000	15,943,274
			32,510,332

Republic of Korea – 0.13%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	11,134,056,373	11,342,425
			11,342,425
Romania – 0.11%
#Romanian Government International Bond 144A 6.75% 2/7/22	USD	9,710,000	9,623,290
			9,623,290
Russia – 0.31%
Russia Eurobond
7.50% 3/31/30		18,046,016	21,429,643
#144A 7.50% 3/31/30		4,491,465	5,333,615
			26,763,258
South Africa – 0.99%
#Eskom Holdings 144A 5.75% 1/26/21		13,410,000	14,080,500
Republic of South Africa
7.00% 2/28/31	ZAR	63,415,000	6,924,128
8.00% 12/21/18	ZAR	345,171,000	45,654,060
South Africa Government International Bond 5.50% 3/9/20	USD	17,055,000	18,973,688
			85,632,376
Sweden – 0.40%
Sweden Government Bond
*3.00% 7/12/16	SEK	154,100,000	24,448,909
5.00% 12/1/20	SEK	53,135,000	9,930,675
			34,379,584
Turkey – 0.13%
Turkey Government International Bond
5.125% 3/25/22	USD	6,325,000	6,040,375
5.625% 3/30/21		5,581,000	5,636,810
			11,677,185
United Kingdom – 0.53%
United Kingdom Gilt
4.25% 12/7/27	GBP	6,612,000	12,753,173
4.50% 3/7/19	GBP	6,906,000	13,102,932
4.75% 3/7/20	GBP	10,194,200	19,819,951
			45,676,056
Uruguay – 0.16%
Uruguay Government International Bond 8.00% 11/18/22	USD	9,967,500	13,625,573
			13,625,573
Total Sovereign Bonds (cost $948,378,614)			974,673,097

Supranational Banks– 0.54%
Inter-American Development Bank 3.875% 10/28/41		4,255,000	4,521,831
International Bank for Reconstruction & Development
3.25% 12/15/17	SEK	39,500,000	6,227,013
3.375% 4/30/15	NOK	94,610,000	16,793,666
3.625% 6/22/20	NOK	54,680,000	9,706,328
6.00% 2/15/17	AUD	7,700,000	8,821,757
7.50% 7/30/14	NZD	1,011,000	923,842
Total Supranational Banks (cost $43,702,275)			46,994,437

U.S. Treasury Obligations– 7.59%
U.S. Treasury Bonds
3.125% 11/15/41	USD	57,550,000	59,663,178
∞3.75% 8/15/41		140,330,000	163,616,080
U.S. Treasury Notes
0.25% 1/15/15		22,455,000	22,426,931
0.875% 1/31/17		91,070,000	91,817,047
1.375% 12/31/18		8,120,000	8,204,375
2.00% 11/15/21		305,770,000	311,168,675
Total U.S. Treasury Obligations (cost $646,797,510)			656,896,286

		Number of
		Shares
Common Stock– 0.00%
=†Calpine		1,195,000	0

=†Century Communications		7,875,000	0
†Delta Air Lines		197	2,078
†GenOn Energy		2,075	4,420
Masco		30	362
=∏†PT Holdings		1,970	20
†United Continental Holdings		10	231
Total Common Stock (cost $1,520,237)			7,111

Convertible Preferred Stock– 0.18%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13		55,900	3,210,337
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		38,754	2,058,806
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		902	826,683
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49		2,589	2,414,243
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		3,960	3,723,390
PPL 9.50% exercise price $28.80, expiration date 7/1/13		68,150	3,701,908
Total Convertible Preferred Stock (cost $17,477,422)			15,935,367

Preferred Stock– 0.42%
Alabama Power 5.625%		303,360	7,764,135
#Ally Financial 144A 7.00%		11,010	8,866,147
•PNC Financial Services Group 8.25%		12,972,000	13,523,427
†PT Holdings		394	0
•U.S. Bancorp 6.50%		227,400	5,798,700
Total Preferred Stock (cost $36,253,956)			35,952,409

Warrant– 0.00%
∏@†PT Holdings		394	4
Total Warrant (cost $9,456)			4

		Principal
		Amount[o]
Short-Term Investments– 11.78%
≠Discount Notes – 2.02%
Fannie Mae 0.01% 3/7/12	USD	72,126,735	72,125,364
Federal Home Loan Bank 0.02% 3/21/12		102,711,610	102,708,837
			174,834,201

Repurchase Agreements– 8.93%
BNP Paribas 0.18%, dated 1/31/12, to be
repurchased on 2/1/12, repurchase price $772,467,862
(collateralized by U.S. government obligations 0.00%-4.625%
5/15/21-2/15/19; market value $787,904,789)		772,464,000	772,464,000
			772,464,000

≠U.S. Treasury Obligation – 0.83%
U.S. Treasury Bill 0.001% 2/23/12		72,229,097	72,227,364
			72,227,364
Total Short-Term Investments (cost $1,019,527,901)			1,019,525,565

Total Value of Securities Before Securities Lending Collateral – 106.89%
(cost $8,988,416,044)			9,250,372,202

		Number of
		Shares
**Securities Lending Collateral – 0.49%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		2,529,722	2,457,625
Delaware Investments Collateral Fund No.1		39,784,443	39,784,443
@†Mellon GSL Reinvestment Trust II		7,211,337	0
Total Securities Lending Collateral (cost $49,525,502)			42,242,068

Total Value of Securities – 107.38%
(cost $9,037,941,546)			9,292,614,270	©

	Number of
	Contracts
Options Written – 0.00%
Call Option – 0.00%
U.S. Bond Future, strike price $147, expires 3/31/12 (JPMC)	(268)	(297,313)

Put Option – 0.00%
U.S. Bond Future, strike price $139, expires 3/31/12 (JPMC)	(268)	(50,250)
Total Options Written (premium received $(509,358))		(347,563)

**Obligation to Return Securities Lending Collateral – (0.57%)		(49,525,502)
Other Liabilities Net of Receivables and Other Assets – (6.81%)		(589,205,618	)«z
Net Assets Applicable to 935,593,917 Shares Outstanding – 100.00%		$8,653,535,587

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of January 31, 2012. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2012, the aggregate value of Rule 144A securities was $1,157,229,840, which represented 13.37% of the Fund’s net assets. See Note 5 in "Notes."
*Fully or partially on loan.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at January 31, 2012.
@Illiquid security. At January 31, 2012, the aggregate value of illiquid securities was $27,751,937, which represented 0.32% of the Fund’s net assets. See Note 5 in “Notes."
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At January 31, 2012, the aggregate value of fair valued securities was $20, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at January 31, 2012.
∞Fully or partially pledged as collateral for futures contracts.
†Non-income producing security.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At January 31, 2012, the aggregate value of the restricted securities was $24, which represents 0.00% of the Fund's net assets.
≠The rate shown is the effective yield at time of purchase.
**See Note 4 in “Notes” for additional information on securities lending collateral and non-cash collateral.
©Includes $45,626,920 of securities loaned.
zOf this amount, $276,918,183 represents receivable for securities sold and $1,003,143,587 represents payable for securities purchased as of January 31, 2012.
«Includes foreign currency valued at $13,727,303 with a cost of $13,557,810.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at January 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(78,716,970)	USD	80,163,395	2/17/12	$(3,493,046)
BAML	CAD	(42,175,592)	USD	41,053,597	2/17/12	(1,002,134)
BAML	CLP	(7,784,587,000)	USD	15,085,240	2/17/12	(735,752)
BAML	EUR	(92,531,582)	USD	117,842,932	2/17/12	(3,285,534)
BAML	IDR	(133,041,950,000)	USD	14,351,882	2/17/12	(423,716)
BAML	JPY	871,699,090	USD	(11,347,811)	2/17/12	84,328
BAML	MXN	(1,300,028,391)	USD	96,311,594	2/17/12	(3,539,967)
BAML	NOK	(163,161,236)	USD	27,091,495	2/17/12	(760,748)
BAML	NZD	(5,431,109)	USD	4,500,000	2/17/12	11,732
BAML	PLN	(50,761,914)	USD	14,361,837	2/17/12	(1,337,147)
BAML	RUB	310,016,000	USD	(10,240,000)	2/17/12	2,958
BCLY	EUR	(12,027,594)	USD	15,316,780	2/17/12	(427,942)
BCLY	JPY	905,498,459	USD	(11,785,434)	2/17/12	89,976
CITI	EUR	(31,756,581)	USD	40,465,506	2/17/12	(1,105,446)
CITI	JPY	1,053,567,228	USD	(13,711,896)	2/17/12	105,403
CITI	NOK	(136,765,224)	USD	22,713,759	2/17/12	(632,584)
CITI	NZD	(6,226,689)	USD	5,097,853	2/7/12	(47,883)
CITI	NZD	6,226,689	USD	(4,877,303)	2/17/12	268,432
CITI	ZAR	75,369,789	USD	(9,690,000)	2/1/12	(26,154)
GSC	AUD	(41,468,123)	USD	42,241,503	2/17/12	(1,828,734)
GSC	GBP	1,605,863	USD	(2,479,854)	2/17/12	54,278
GSC	NOK	(27,458,560)	USD	4,557,135	2/17/12	(130,146)
HSBC	AUD	(60,913,333)	USD	62,055,458	2/17/12	(2,680,171)
HSBC	CLP	(11,372,650,698)	USD	23,048,000	2/17/12	(65,186)
HSBC	EUR	(20,264,326)	USD	25,799,424	2/17/12	(727,590)
HSBC	MXN	(75,812,675)	USD	5,718,000	2/17/12	(104,960)
HSBC	NOK	(168,013,361)	USD	27,874,238	2/17/12	(806,282)
JPMC	BRL	(54,335,985)	USD	29,796,963	2/17/12	(1,111,991)
JPMC	CAD	(21,171,467)	USD	20,556,818	2/17/12	(554,481)
JPMC	EUR	(23,724,432)	USD	30,203,574	2/17/12	(852,893)
JPMC	MXN	(282,997,692)	USD	20,522,248	2/17/12	(1,214,017)
JPMC	NOK	(186,799,152)	USD	30,987,551	2/17/12	(899,775)
MNB	EUR	(6,800)	USD	8,902	2/1/12	0
MNB	NZD	(37,913)	USD	31,240	2/1/12	(91)
MSC	AUD	(16,618,905)	USD	16,887,467	2/17/12	(774,271)
MSC	EUR	(57,275,353)	USD	72,890,333	2/17/12	(2,085,968)
MSC	GBP	(7,957,549)	USD	12,278,363	2/17/12	(279,047)
MSC	JPY	1,956,792,710	USD	(25,464,483)	2/17/12	198,416
MSC	KRW	35,674,130,050	USD	(30,732,366)	2/17/12	982,953
MSC	NOK	(237,886,217)	USD	39,426,259	2/17/12	(1,181,823)
MSC	RUB	295,609,000	USD	(9,740,000)	2/17/12	26,949
						$(30,290,054)

Futures Contracts

					Unrealized
					Appreciation
Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
136	Euro-Bund	$24,569,227	$24,874,463	3/13/12	$305,236
(1,417)	U.S. Treasury 10 yr Notes	(184,690,039)	(187,398,250)	3/30/12	(2,708,211)
2,518	U.S. Treasury Long Bonds	362,037,448	366,211,625	3/30/12	4,174,177
		$201,916,636			$1,771,202

Swap Contracts
CDS Contracts
						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.17	USD	29,745,000	5.00%	12/20/16	$(2,204,832)
BAML	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	101,345,000	5.00%	12/20/16	(8,024,254)
BAML	Kingdom of Spain 5 yr CDS	USD	32,561,000	1.00%	12/20/15	359,390
BCLY	CDX.NA.HY.17		64,765,000	5.00%	12/20/16	(4,503,657)
BCLY	ITRAXX Europe Subordinate
	Financials 16.1 5 yr CDS	EUR	84,635,000	5.00%	12/20/16	(6,150,442)
	Kingdom of Spain
BCLY	5 yr CDS	USD	23,880,000	1.00%	3/20/15	739,822
BCLY	5 yr CDS		11,960,000	1.00%	3/21/16	174,779
BCLY	Republic of France 5 yr CDS		34,803,000	0.25%	9/20/16	(267,959)
CITI	CDX.NA.HY.17		86,575,000	5.00%	12/20/16	(5,877,542)
GSC	CDX.NA.HY.17		71,070,000	5.00%	12/20/16	(4,992,983)
GSC	Republic of France 5 yr CDS		12,125,000	0.25%	9/20/16	(71,186)
JPMC	CDX.NA.HY.17		71,555,000	5.00%	12/20/16	(5,043,597)
JPMC	Finmeccanica 5 yr CDS		8,460,000	5.00%	3/20/17	(188,868)
JPMC	ITRAXX Europe Crossover
	Financials 16.1 5 yr CDS	EUR	111,435,000	5.00%	12/20/16	(4,071,964)
JPMC	Kingdom of Belgium
	5 yr CDS	USD	12,650,000	1.00%	3/20/17	(489,006)
	5 yr CDS		40,158,000	1.00%	12/20/16	(1,345,010)
JPMC	MeadWestvaco 5 yr CDS		9,850,000	1.00%	12/20/16	(340,276)
JPMC	Portuguese Republic 5 yr CDS		22,471,000	1.00%	6/20/15	6,064,805
	Republic of France
JPMC	5 yr CDS		24,353,000	0.25%	9/20/16	(181,453)
JPMC	5 yr CDS		11,325,000	0.25%	12/20/16	(114,331)
JPMC	Republic of Italy 5 yr CDS		12,650,000	1.00%	3/20/17	(540,745)
MSC	CDX.EM.16		20,710,000	5.00%	12/20/16	(255,636)
MSC	CDX.NA.HY.17		41,335,000	5.00%	12/20/16	(2,827,907)
MSC	Japan 5 yr CDS		19,640,000	1.00%	9/20/16	124,630
MSC	Kingdom of Spain 5 yr CDS		16,530,000	1.00%	6/20/16	528,702
MSC	Republic of France 5 yr CDS		30,915,000	0.25%	9/20/16	(171,280)
MSC	Republic of Italy 5 yr CDS		19,760,000	1.00%	9/20/16	496,250
						$(39,174,550)

	Protection Sold / Moody’s Rating:
JPMC	Georgia Pacific 5 yr CDS / Baa	USD	9,850,000	1.00%	12/20/16	$315,892
JPMC	Tyson Foods CDS / Ba		11,300,000	1.00%	3/20/16	301,978
						$617,870
Total						$(38,556,680)

The use of foreign currency exchange contracts, futures contracts, options written and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL– Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
HY – High Yield
IDR – Indonesian Rupiah
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
KRW – South Korean Won
MASTR – Mortgage Asset Securitization Transactions, Inc.
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
MXN – Mexican Peso
MYR – Malaysian Ringgit

NCUA – National Credit Union Administration
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PHP – Philippine Peso
PIK – Pay-in-kind
PLN – Polish Zloty
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
RUB – Russian Ruble
S.F. – Single Family
SEK – Swedish Krona
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently by Delaware Group® Adviser Funds – Delaware Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Short-term debt securities are valued at market value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask price, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on January 31, 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign interest has been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At January 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$9,046,481,793
Aggregate unrealized appreciation	$338,381,082
Aggregate unrealized depreciation	(92,248,605)
Net unrealized appreciation	$246,132,477

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of January 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$1,562,137,979	$5,258,478	$1,567,396,457
Corporate Debt	3,210,337	4,609,058,786	5,585,460	4,617,854,583
Common Stock	7,092	-	20	7,111
Foreign Debt	-	1,352,367,922	-	1,352,367,922
Municipal Bond	-	371,865	-	371,865
U.S. Treasury Obligations	-	656,896,286	-	656,896,286
Short-Term Investments	-	1,019,525,565	-	1,019,525,565
Securities Lending Collateral	-	42,242,068	-	42,242,068
Other	13,562,835	22,389,574	4	35,952,413
Total	$16,780,264	$9,264,990,045	$10,843,962	$9,292,614,270

Foreign Currency Exchange Contracts	$-	$(30,290,054)	$-	$(30,290,054)
Futures Contracts	$1,771,202	$-	$-	$1,771,202
Options Written	$(347,563)	$-	$-	$(347,563)
Swap Contracts	$-	$(38,556,680)	$-	$(38,556,680)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset- &
	Mortgage-Backed	Corporate	Common
	Securities	Debt	Stock	Other	Total
Balance as of 10/31/11	$5,277,603	$268,455	$20	$4	$5,546,082
Purchases	-	5,317,005	-	-	5,317,005
Sales	(144)	-	-	-	(144)
Net realized loss	(12,622)	-	-	-	(12,622)
Net change in unrealized
appreciation (depreciation)	(6,359)	-	-	-	(6,359)
Balance as of 1/31/12	$5,258,478	$5,585,460	$20	$4	$10,843,962
Net change in unrealized
appreciation (depreciation)
from investments
still held as of 1/31/12	$(19,125)	$-	$-	$-	$(19,125)

During the period ended January 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts  — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended January 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended January 31, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at October 31, 2011	-	$-
Options written	3,893	3,062,258
Options expired	(2 ,416)	(1,545,454)
Options terminated in closing sales transactions	(941)	(1,007,446)
Options outstanding at January 31, 2012	536	$509,358

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended January 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At January 31, 2012, the net unrealized depreciation of credit default swaps was $38,556,680. The Fund has posted $4,460,000 as cash collateral for open swap contracts. If a credit event had occurred for all open swap transactions where collateral posting was required as of January 31, 2012, the Fund would have received EUR 296,415,000 and USD 708,696,000 less the value of the contracts’ related reference obligations. The Fund received $18,461,000 in securities collateral and $23,040,000 in cash collateral for open swap contracts.

As disclosed in the footnotes to the schedule of investments, at January 31, 2012, the notional value of the protection sold was $21,150,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for CDS contracts on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At January 31, 2012, the net unrealized appreciation of the protection sold was $617,870.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is generally no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event that the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At January 31, 2012, the value of the securities on loan was $45,626,920 for which the Fund received collateral, comprised of non-cash collateral valued at $1,487,211 and cash collateral of $49,525,502. At January 31, 2012, the value of invested collateral was $42,242,068. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these high yield securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to January 31, 2012 that would require recognition or disclosure in the Fund’s financial statements.

Schedule of Investments (Unaudited)

Delaware U.S. Growth Fund

January 31, 2012

	Number of
	Shares	Value
²Common Stock – 98.65%
Consumer Discretionary – 17.47%
†Apollo Group Class A	559,200	$29,307,672
*†Ctrip.com International ADR	394,400	9,879,720
Lowe's	716,800	19,231,744
NIKE Class B	213,800	22,233,062
†priceline.com	51,375	27,202,035
Staples	1,139,625	16,672,714
		124,526,947
Consumer Staples – 1.90%
Walgreen	407,500	13,594,200
		13,594,200
Energy – 8.23%
El Paso	627,200	16,852,864
EOG Resources	360,100	38,221,014
Kinder Morgan	110,400	3,584,688
		58,658,566
Financials – 16.40%
CME Group	83,400	19,975,134
†IntercontinentalExchange	206,700	23,663,016
MasterCard Class A	99,825	35,494,775
Visa Class A	375,150	37,755,096
		116,888,021
Healthcare – 9.60%
Allergan	378,100	33,238,771
Novo Nordisk ADR	180,550	21,517,949
Perrigo	142,931	13,664,204
		68,420,924
Materials & Processing – 2.68%
†Syngenta ADR	314,900	19,114,430
		19,114,430
Producer Durables – 9.09%
Caterpillar	131,800	14,382,016
†Crown Castle International	695,049	33,695,976
Expeditors International of Washington	374,100	16,703,565
		64,781,557
Technology – 33.28%
†Adobe Systems	647,900	20,052,505
†Apple	124,825	56,980,115
†Google Class A	57,100	33,124,281
Intuit	511,600	28,874,704
†Polycom	623,806	12,444,930
QUALCOMM	643,900	37,874,198
†Teradata	309,200	16,560,752
*VeriSign	844,800	31,308,288
		237,219,773
Total Common Stock (cost $518,813,794)		703,204,418

	Principal
	Amount
Short-Term Investments – 1.66%
≠Discount Notes – 0.25%
Fannie Mae 0.01% 3/7/12	$917,161	917,144
Federal Home Loan Bank 0.02% 3/21/12	902,544	902,520
		1,819,664

Repurchase Agreements – 1.28%
BNP Paribas 0.18%, dated 1/31/12, to be
repurchased on 2/1/12, repurchase price $9,104,046
(collateralized by U.S. government obligations 0.00%-4.625%
5/15/12-2/15/19; market value $9,285,980)	9,104,000	9,104,000
		9,104,000
≠U.S. Treasury Obligation – 0.13%
U.S. Treasury Bill 0.001% 2/23/12	917,161	917,139
		917,139
Total Short-Term Investments (cost $11,840,833)		11,840,803

Total Value of Securities Before Securities Lending Collateral – 100.31%
(cost $530,654,627)		715,045,221

	Number of
	Shares
Securities Lending Collateral** – 0.10%
BNY Mellon SL DBT II Liquidating Fund	367,550	357,075
Delaware Investments Collateral Fund No. 1	341,838	341,838
†@Mellon GSL Reinvestment Trust II	976,789	0
Total Securities Lending Collateral (cost $1,686,177)		698,913

Total Value of Securities – 100.41%
(cost $532,340,804)		715,744,134 ©
Obligation to Return Securities Lending Collateral** – (0.24%)		(1,686,177)
Other Liabilities Net of Receivables and Other Assets – (0.17%)		(1,239,854)
Net Assets Applicable to 43,101,700 Shares Outstanding – 100.00%		$712,818,103

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†Non income producing security.
*Fully or partially on loan.
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in “Notes” for additional information on securities lending collateral.
@Illiquid security. At January 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 4 in “Notes.”
©Includes $1,598,023 of securities loaned.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware U.S. Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on January 31, 2012.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At January 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$541,802,061
Aggregate unrealized appreciation	$202,040,328
Aggregate unrealized depreciation	(28,098,255)
Net unrealized appreciation	$173,942,073

For federal income tax purposes, at October 31, 2011 capital loss carryforwards of $155,793,238 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of January 31, 2012:

	Level 1	Level 2	Total
Common Stock	$703,204,418	$-	$703,204,418
Short-Term Investments	-	11,840,803	11,840,803
Securities Lending Collateral	-	698,913	698,913
Total	$703,204,418	$12,539,716	$715,744,134

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation (depreciation).

During the period ended January 31, 2012, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At January 31, 2012, the value of securities on loan was $1,598,023, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2012, the value of invested collateral was $698,913. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of January 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to January 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware International Bond Fund

January 31, 2012

		Principal	Value
		Amount[o]	(U.S. $)
ΔCorporate Bonds – 41.51%
Australia – 3.35%
BHP Billiton Finance USA 3.25% 11/21/21	USD	105,000	$110,413
Rio Tinto Finance 3.75% 9/20/21		90,000	96,707
#Woodside Finance 144A 8.75% 3/1/19		60,000	76,398
#Woolworths 144A 4.55% 4/12/21		85,000	92,454
			375,972
Bermuda – 0.68%
Weatherford International 5.125% 9/15/20		70,000	75,694
			75,694
Brazil – 3.58%
Vale Overseas
4.375% 1/11/22		36,000	36,368
6.25% 1/23/17		140,000	160,799
#Votorantim Cimentos 144A 7.25% 4/5/41		200,000	204,000
			401,167
Canada – 5.62%
Barrick Gold 2.90% 5/30/16		115,000	119,625
Canadian Natural Resources
3.45% 11/15/21		45,000	47,649
6.25% 3/15/38		25,000	33,395
Encana 3.90% 11/15/21		50,000	49,044
Teck Resources 4.75% 1/15/22		90,000	99,550
•TransCanada Pipelines 6.35% 5/15/67		145,000	146,742
#Xstrata Finance Canada 144A 4.95% 11/15/21		125,000	133,702
			629,707
Cayman Islands – 0.71%
Transocean 6.375% 12/15/21		70,000	79,527
			79,527
Chile – 0.93%
#CODELCO 144A 3.75% 11/4/20		100,000	104,557
			104,557
France – 2.84%
France Telecom 4.125% 9/14/21		85,000	88,463
#Pernod-Ricard 144A 4.45% 1/15/22		150,000	157,012
#Vivendi 144A 6.625% 4/4/18		65,000	73,161
			318,636
Israel – 0.80%
Teva Pharmaceutical Finance IV 3.65% 11/10/21	USD	85,000	90,097
			90,097
Italy – 1.35%
#ENI 144A 4.15% 10/1/20		150,000	151,309
			151,309
Luxembourg – 2.22%
ArcelorMittal 5.50% 3/1/21		80,000	78,326
Covidien International Finance 4.20% 6/15/20		50,000	55,467
#Schlumberger Investment 144A 3.30% 9/14/21		110,000	114,804
			248,597
Mexico – 2.70%
America Movil 3.75% 6/28/17	EUR	145,000	200,442
#Grupo Bimbo 144A 4.50% 1/25/22	USD	100,000	102,314
			302,756

Netherlands – 1.28%
•#Rabobank 144A 11.00% 12/29/49		115,000	142,992
			142,992
Norway – 0.42%
Statoil 3.15% 1/23/22		45,000	47,085
			47,085
Spain – 0.18%
Telefonica Emisiones 5.462% 2/16/21		20,000	19,905
			19,905
United Kingdom – 3.24%
#BG Energy Capital 144A 4.00% 12/9/20		100,000	106,685
Ensco 4.70% 3/15/21		105,000	112,731
HSBC Holdings 6.25% 3/19/18	EUR	100,000	143,753
			363,169
United States – 11.61%
Applied Materials 5.85% 6/15/41	USD	20,000	23,446
Burlington North Santa Fe 5.65% 5/1/17		30,000	35,154
CenturyLink 6.45% 6/15/21		75,000	79,148
Comcast 6.30% 11/15/17		35,000	42,169
Commonwealth Edison 1.95% 9/1/16		45,000	45,921
Coventry Health Care 5.45% 6/15/21		35,000	39,224
#Crown Castle Towers 144A 4.883% 8/15/20		35,000	36,509
CSX 5.60% 5/1/17		30,000	34,645
Dow Chemical
4.125% 11/15/21		40,000	42,181
8.55% 5/15/19		30,000	39,825
Ecolab 3.00% 12/8/16		25,000	26,463
Enterprise Products Operating 6.30% 9/15/17		45,000	53,193
•Fifth Third Capital Trust IV 6.50% 4/15/37		55,000	54,863
General Electric Capital
5.30% 2/11/21		40,000	43,592
5.50% 2/1/17	NZD	30,000	24,947
Hewlett-Packard 4.65% 12/9/21	USD	25,000	26,947
International Paper 4.75% 2/15/22		40,000	43,324
Jersey Central Power & Light 5.625% 5/1/16		50,000	56,715
Kinder Morgan Energy Partners 6.00% 2/1/17		20,000	22,877
National Semiconductor 6.60% 6/15/17		55,000	67,385
Noble Energy 4.15% 12/15/21		20,000	20,839
PerkinElmer 5.00% 11/15/21		40,000	42,076
#SABMiller Holdings 144A 3.75% 1/15/22		200,000	208,631
Safeway 4.75% 12/1/21		15,000	15,684
SCANA 4.125% 2/1/22		15,000	15,117
Stanley Black & Decker 3.40% 12/1/21		50,000	51,827
Time Warner Cable 4.00% 9/1/21		20,000	20,959
UDR 4.625% 1/10/22		15,000	15,711
Vornado Realty 5.00% 1/15/22		15,000	15,743
•Wisconsin Energy 6.25% 5/15/67		55,000	56,300
			1,301,415
Total Corporate Bonds (cost $4,543,089)			4,652,585

ΔRegional Bonds – 7.08%
Australia – 5.24%
New South Wales Treasury
6.00% 5/1/12	AUD	139,000	148,401
6.00% 4/1/19	AUD	276,000	321,830
Queensland Treasury 6.25% 6/14/19	AUD	100,000	116,722
			586,953
Canada – 1.84%
Province of Quebec 4.25% 12/1/21	CAD	185,000	206,296
			206,296
Total Regional Bonds (cost $763,372)			793,249

ΔSovereign Bonds – 44.75%

Australia – 1.00%
Australia Government Bond 5.75% 5/15/21	AUD	91,000	112,024
			112,024
Brazil – 1.03%
Republic of Brazil 5.625% 1/7/41	USD	100,000	115,500
			115,500
Canada – 1.07%
Canadian Government Bond 3.75% 6/1/19	CAD	105,000	119,922
			119,922
Chile – 2.85%
Chile Government International Bond 5.50% 8/5/20	CLP	150,000,000	319,214
			319,214
Colombia – 2.32%
Colombia Government International Bond
6.125% 1/18/41	USD	100,000	120,500
8.125% 5/21/24		100,000	139,900
			260,400
Finland – 0.88%
Finnish Government Bond 5.375% 7/4/13	EUR	70,000	98,203
			98,203
Germany – 11.20%
Bundesobligation 1.25% 10/14/16	EUR	293,000	393,326
Deutschland Republic
2.00% 1/4/22	EUR	107,000	142,429
2.50% 1/4/21	EUR	67,886	94,916
3.50% 7/4/19	EUR	233,000	351,151
6.25% 1/4/24	EUR	145,000	273,621
			1,255,443
Indonesia – 2.87%
Indonesia Government International Bond 7.25% 4/20/15	USD	100,000	114,500
#Republic of Indonesia 144A 5.25% 1/17/42		200,000	207,500
			322,000
Malaysia – 1.01%
Malaysia Government Bond 4.262% 9/15/16	MYR	330,000	113,298
			113,298
Mexico – 1.26%
Mexican Government International Bond 5.125% 1/15/20	USD	124,000	141,484
			141,484
Netherlands – 0.81%
Netherlands Government Bond 4.50% 7/15/17	EUR	60,000	91,164
			91,164
Norway – 0.92%
Norway Government Bond 3.75% 5/25/21	NOK	540,000	102,676
			102,676
Panama – 1.26%
Panama Government International Bond 6.70% 1/26/36	USD	110,000	140,800
			140,800
Peru – 1.28%
Republic of Peru
5.625% 11/18/50		10,000	10,810
7.125% 3/30/19		105,000	133,088
			143,898
Philippines – 6.17%
Republic of Philippines
4.95% 1/15/21	PHP	10,000,000	244,000
5.00% 1/13/37	USD	200,000	206,500
6.50% 1/20/20		200,000	240,500
			691,000
Romania – 0.97%
#Romanian Government International Bond 144A 6.75% 2/7/22		110,000	109,018
			109,018

Sweden – 0.52%
Sweden Government Bond 3.00% 7/12/16	SEK	365,000	57,909
			57,909
United Kingdom – 6.73%
United Kingdom Gilt
2.75% 1/22/15	GBP	65,000	109,543
5.00% 3/7/25	GBP	314,200	645,208
			754,751
Uruguay – 0.60%
Uruguay Government International Bond 8.00% 11/18/22	USD	48,750	66,641
			66,641
Total Sovereign Bonds (cost $4,950,084)			5,015,345

U.S. Treasury Obligation – 0.41%
U.S. Treasury Note 2.00% 11/15/21		45,000	45,795
Total U.S. Treasury Obligation (cost $45,185)			45,795

Short-Term Investments – 4.98%
≠Discount Notes – 0.70%
Fannie Mae 0.01% 3/7/12		1,132	1,132
Federal Home Loan Bank 0.02% 3/21/12		77,052	77,050
			78,182
Repurchase Agreements – 4.27%
BNP Paribas 0.18%, dated 1/31/12, to be
repurchased on 2/1/12, repurchase price $479,002
(collateralized by U.S. government obligations 0.00%-4.625%
5/15/12-2/15/19; market value $488,575)		479,000	479,000
			479,000
≠U.S. Treasury Obligation – 0.01%
U.S. Treasury Bill 0.001% 2/23/12		1,132	1,132
			1,132
Total Short-Term Investments (cost $558,314)			558,314

Total Value of Securities – 98.73%
(cost $10,860,044)			11,065,288
Receivables and Other Assets Net of Liabilities – 1.27%			142,787	«
Net Assets Applicable to 1,217,076 Shares Outstanding – 100.00%			$11,208,075

°Principal amount is stated in the currency in which each security is denominated.
ΔSecurities have been classified by country of origin.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2012, the aggregate value of Rule 144A securities was $2,021,046, which represented 18.03% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of January 31, 2012. Interest rates reset periodically.
≠The rate shown is the effective yield at the time of purchase.
«Includes foreign currency valued at $11,551 with a cost of $12,847.

The following foreign currency exchange contracts were outstanding at January 31, 20121:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(357,000)	USD	363,560	2/17/12	$(15,842)
BAML	BRL	352,200	USD	(200,000)	2/17/12	348
BAML	CAD	404,690	USD	(393,924)	2/17/12	9,616
BAML	EUR	100,426	USD	(132,019)	2/17/12	(557)
BAML	JPY	149,336,128	USD	(1,943,456)	2/17/12	15,054
BAML	KRW	112,400,000	USD	(100,000)	2/17/12	(73)
BAML	SEK	337,675	USD	(50,000)	2/17/12	(410)
JPMC	CAD	(221,540)	USD	215,109	2/17/12	(5,802)
JPMC	CLP	(107,738,000)	USD	208,693	2/17/12	(10,268)
MSC	GBP	(65,333)	USD	100,808	2/17/12	(2,291)
MSC	JPY	116,117,000	USD	(1,511,074)	2/17/12	11,774
						$1,549

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
KRW – South Korean Won
MSC – Morgan Stanley Capital
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PHP – Philippines Peso
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds - Delaware International Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Short-term debt securities are valued at market value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements, as of the date of this report, were entered into on January 31, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At January 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$10,860,156
Aggregate unrealized appreciation	$370,752
Aggregate unrealized depreciation	(165,620)
Net unrealized appreciation	$205,132

For federal income tax purposes, at October 31, 2011, capital loss carryforwards of $299,029 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $254,415 expires in 2014, $21,289 expires in 2016 and $23,325 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of January 31, 2012:

Level 2
Corporate Bonds	$4,652,585
Foreign Debt	5,808,594
U.S. Treasury Obligations	45,795
Short-Term Investments	558,314
Total	$11,065,288

Foreign Currency Exchange Contracts	$1,549

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended January 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at January 31, 2012.

Options Contracts – During the period ended January 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at January 31, 2012.

Transactions in options written during the period ended January 31, 2012 for the Fund were as follows:

	Number
	of contracts	Premiums
Options outstanding at October 31, 2011	-	$-
Options written	4	1,796
Options expired	(2)	(668)
Options terminated in closing purchase transactions	(2)	(1,128)
Options outstanding at January 31, 2012	-	$-

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended January 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of he underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. No swap contracts were outstanding at January 31, 2012.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of January 31, 2012.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa by Moody's Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of January 31, 2012, no securities have been determined to be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to January 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: